                                                                    EXHIBIT 10.8



                                NON-CONTRIBUTORY

                               RETIREMENT PROGRAM

                                       FOR

                                CERTAIN EMPLOYEES

                                       OF

                         TRIPLE-S MANAGEMENT CORPORATION

The undersigned certifies that Triple-S Management Corporation, incorporated in Puerto Rico with its principal office in Caparra (herein referred to as the "Employer") has adopted a retirement program for certain of its employees, or has amended said program, in the form set forth herein and subject to the elections made herein, effective with respect to Participants who are Employees on or after the 1st day of January, 2001, except to the extent that the context of a provision herein indicates that it is applicable to a Participant who is not an Employee on or after said date.

                                             /s/  Miquel A. Vazquez Deynes

(CORPORATE SEAL)                             Miquel A. Vazquez Deynes
                                             ----------------------------------
                                             Signature

/s/ Arturo de Lahongrais

Arturo de Lahongrais                         President & CEO
---------------------------------            ----------------------------------
Attest                                       Title



Human Resources Vice-President                    2-8-02
---------------------------------            ----------------------------------
Title                                        Date


                                             APPROVED:

                                             NATIONAL EMPLOYEE BENEFITS
                                             COMMITTEE

                                             By: /s/
                                                -------------------------------
                                             Assistant Secretary

[Amended through 1/1/2002 (ss 10.3.2001)]

                                TABLE OF CONTENTS

                                                                        PAGE
                                                                        ----
ARTICLE 1- DEFINITIONS                                                  1-1

1.01  - Actuarial Equivalent                                            1-1

1.O1A - Annuity Starting Date                                           1-1

1.02  - Beneficiary                                                     1-1

1.03  - Break in Service                                                1-1

1.04  - Committee                                                       1-2

1.05  - Early Retirement Age                                            1-2

1.06  - Earnings                                                        1-2

1.07  - Effective Date                                                  1-5

1.08  - Employee                                                        1-5

1.09  - Employer                                                        1-5

1.10  - Employment                                                      1-5

1.11  - Entry Date                                                      1-6

1.12  - Final Average Earnings                                          1-6

1.12A - Maximum Annual Social Security Covered Compensation             1-7

1.13  - Normal Retirement Age                                           1-7

1.13A - Social Security Retirement Age                                  1-7

1.14  - Participant                                                     1-7

1.15  - Participating Plan                                              1-7

1.16  - Plan                                                            1-7

1.17  - Primary Social Security Benefit                                 1-8

1.18  - Program                                                         1-8

1.19  - Program Year                                                    1-8

1.20  - Spouse                                                          1-8

1.21  - Total and Permanent Disability                                  1-9

1.22  - Trust Agreement                                                 1-9

1.23  - Trustee                                                         1-9

1.24  - Trust Fund or Fund                                              1-9

1.25  - Year of Employer Service                                        1-10

1.26  - Year of Participation Service                                   1-10

1.27  - Year of Plans and Association Service                           1-11

                                                                                          PAGE
                                                                                          ----
     1.28 - Year of Vesting Service                                                       1-11

     1.29 - Hour of Service                                                               1-12

     1.30 - Initial Computation Period and Subsequent Computation Period                  1-13

 ARTICLE 2 - PARTICIPATION

     2.01  - Conditions of Participation                                                  2-1

     2.02  - Participation                                                                2-1

     2.03  - Acceptance                                                                   2-1

 ARTICLE 3 - FINANCING OF PROGRAM                                                         3-1

     3.01  - Medium of Financing the Program                                              3-1

     3.02  - Employer Contributions                                                       3-1

     3.03  - Employee Contributions                                                       3-1

 ARTICLE 4 - BENEFITS                                                                     4-1

     4.01  - General Conditions                                                           4-1

     4.02  - Normal Retirement                                                            4-6

     4.03  - Delayed Retirement                                                           4-11

     4.04  - Early Retirement                                                             4-13

     4.05  - Special Early Retirement Benefit                                             4-15

     4.06  - Pre-Retirement Death Benefit                                                 4-16

     4.07  - No Death Benefits Except as Specified                                        4-26

     4.08  - Vesting                                                                      4-26

     4.09  - Other Termination of Employment                                              4-29

     4.10  - Cost-of-Living Adjustment                                                    4-29

     4.11  - Non-duplication of Benefits                                                  4-30

     4.12  - Limitations on Benefits                                                      4-32

     4.13  - Suspension of Benefits                                                       4-40

     4.14  - Leaves of Absence                                                            4-42

     4.15  - Small Benefits                                                               4-42

     4.16  - Granting Credit for-Accrued Benefits for a Period of Total and
             Permanent Disability                                                         4-43

                                                                                PAGE
                                                                                -----
 ARTICLE 5 - FORMS OF BENEFITS                                                  5-1

    5.01 - Joint and Survivor Benefit                                           5-1

    5.02 - Distribution Requirements and Election of Optional Retirement
           Benefits                                                             5-2

    5.03 - Determination of Optional Benefit                                    5-6

    5.04 - Description of Options                                               5-9

    5.05 - Cancellation of Election or Beneficiary Change                       5-10

    5.06 - Direct Rollover Rules                                                5-11

    5.07 - Liquidity Shortfall                                                  5-12

 ARTICLE 6 - ADMINISTRATION OF PROGRAM                                          6-1

    6.01 - Administration                                                       6-1

    6.02 - Records                                                              6-2

    6.03 - Liability of the Committee                                           6-2

    6.04 - Procedure for Funding Policy                                         6-2

    6.05 - Legal Incompetence                                                   6-2

    6.06 - Correction of Errors                                                 6-3

    6.07 - Payment of Fees and Expenses                                         6-3

 ARTICLE 7 - AMENDMENT AND TERMINATION OF PROGRAM                               7-1

    7.01 - Amendment of Program                                                 7-1

    7.02 - Termination of Program                                               7-1

    7.03 - Rights Non-forfeitable                                               7-4

    7.04 - Distribution on Termination                                          7-4

    7.05 - Liquidation of Assets                                                7-6

    7.06 - Purchase of Benefits                                                 7-6

    7.07 - Restriction of Benefits                                              7-7

 ARTICLE 8 - MISCELLANEOUS                                                       8-1

    8.01 - Action by Employer                                                   8-1

    8.02 - Liability of Employer                                                8-1

    8.03 - Successor to Business of Employer                                    8-1

    8.04 - Dissolution of the Employer                                          8-1

    8.05 - Interest in the Fund                                                 8-1


                                                                                PAGE
                                                                                ----
     8.06   - Claims                                                            8-1

     8.07   - Mergers, Consolidations and Transfers of Assets                   8-2

     8.08   - Non-assignment of Benefits                                        8-2

     8.08A  - Certain Judgments                                                 8-3

     8.09   - Definition of Words                                               8-4

     8.10   - Titles                                                            8-4

     8.11   - Construction                                                      8-4

     8.12   - Execution of the Program                                          8-5

ARTICLE 9   - TOP-HEAVY PROVISIONS                                              9-1

     9.01   - Application of Article                                            9-1

     9.02   - Definitions                                                       9-1

     9.03   - Vesting                                                           9-3

     9.04   - Minimum Benefits                                                  9-4

     9.05   - Limitation on Compensation                                        9-5

     9.06   - Limits on Benefits and Contributions                              9-5

 ARTICLE 10 - RETIREE HEALTH BENEFITS                                           10-1

     10.01  - Retiree Health Benefits                                           10-1

     10.02  - Eligible Retirees, Eligible Dependents                            10-1

     10.03  - Limitations on Eligibility                                        10-2

     10.04  - No Employee Contributions                                         10-2

     10.05  - Employer Contributions                                            10-3

     10.06  - Key Employee Accounts                                             10-5

     10.07  - Retiree Health Program Fund                                       10-5

     10.08  - Distribution Directions From Retiree Health Program Plan
              Administrator                                                     10-6

     10.09  - Distribution Instructions to Trustee                              10-6

     10.10  - No Vesting in Trust Assets Prior to Actual Distribution           10-7

     10.11  - Termination of Retiree Health Program                             10-7

     10.12  - Administration                                                    10-8

     10.13  - Inconsistent Program Provisions                                   10-8

     10.14  - Prohibition on Diversion                                          10-8

     10.15  - Nondiscrimination                                                 10-8

                                                                             1-1

                                    ARTICLE 1

                                   DEFINITIONS

                  As used herein, the following words and phrases shall have the meaning indicated unless otherwise defined or unless a different meaning is required by the context:

                  1.01 "ACTUARIAL EQUIVALENT" shall mean, with respect to a benefit payable under the Program, a benefit of equivalent value thereto determined on the basis of the following actuarial assumptions:

                  (a) The interest rate shall be equal to 5%; and (b) The mortality rates shall be unisex rates constructed based upon the 1983 Group Annuity Mortality Table, assuming the following distribution of male and female employees: 50 percent males and 50 percent females.

                  If this box is checked [X], the Program (and/or any predecessor program qualified under ss.401 of the Internal Revenue Code) specified the actuarial assumptions used to determined a Participant's benefits, and an amendment(s) (including the adoption of this Program or a restated version of the Program) changed those actuarial assumptions; accordingly, any benefit payable under the Program to the Participant thereafter shall be no less than the benefit otherwise payable to the Participant, determined as of the day immediately prior to the effective date of the amendment (i.e., determined as of December 30, 1998) and computed on the basis of the actuarial assumptions in effect on such date.

                  1.O1A    "ANNUITY STARTING DATE" is the benefit commencement
date which is the first date for which an amount is paid under the Program.

                  1.02 "BENEFICIARY" SHALL mean the person or persons last designated by a Participant in writing on forms provided by the Committee to receive benefits (if any) payable under the Program upon his death; provided that any such designation shall be subject to the spousal consent rules of
Section 5.02(b). If no such designation of Beneficiary has been received by the Committee prior to the date of death of the Participant or if there is no surviving Beneficiary and a benefit is due and payable that is a lump sum or may, under the terms of the Program, be computed and payable as a lump sum, such benefit shall be payable to the estate of the Participant.

                  1.03A    A "BREAK IN SERVICE" occurs on the last day of a
twelve consecutive month period (immediately following a period of Employment by a Plan) during which an Employee is not in the Employment of a Plan. Notwithstanding the foregoing, in determining whether an Employee who is absent from work for maternity or paternity reasons has incurred a Break in

                                                                             1-2



Service, for purposes of Sections 2.01 and 4.08, a "Break in Service" occurs on the last day of a twelve consecutive month period (beginning immediately after the first anniversary of his last day of Employment by a Plan) during which the Employee is not in the Employment of a Plan. For this purpose, an absence for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the Employee, (ii) by reason of the birth of a child of the Employee, (iii) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (iv) for purposes of caring for such child for a period immediately following such birth or placement. An Employee shall not be deemed to be absent from work for maternity or paternity reasons unless the Employee furnishes the Committee such timely information as the Committee may reasonably require to establish that the absence is for maternity or paternity reasons and the number of days for which there was such an absence. Notwithstanding any provision of the Program to the contrary, a Break in Service will be determined in accordance with the requirements of ss. 414(u) of the Internal Revenue Code with respect to qualified military service.

                  1.04 "COMMITTEE" shall mean the National Employee Benefits Committee appointed by the Blue Cross and Blue Shield Association and any successor committee appointed by the Blue Cross and Blue Shield Association pursuant to an agreement between the Employer and the Blue Cross and Blue Shield Association referred to as Exhibit B.

                  1.05 "EARLY RETIREMENT AGE" shall mean the day on which an individual attains his 55th birthdate.

                  1.06 "EARNINGS" shall mean the following as selected by the Employer:

                  (a) For a year beginning prior to January 1, 1988, the Participant's compensation rate as specified in [x] the Program or [ ] the predecessor program of the Employer in effect on such date.

                  (b) For a year beginning on or after January 1. 1988, but prior to N-A; (1), (2) or (3) as checked below:

                  [x] (1) The Participant's basic compensation rate on January 1 of such year, exclusive of bonuses, overtime, and other extra compensation, or

                  [ ] (2) The Participant's basic compensation rate on January 1 of such year, and the Participant's [ ] bonuses, [ ] overtime, [ ] other extra compensation, for the year preceding such year, or

                  [ ] (3) The Participant's compensation which is subject to Federal Income Tax Withholding in such year, plus any amount which the Participant elected pursuant to a

                                                                             1-3


salary reduction agreement to have contributed by the Employer to a qualified cash or deferred arrangement (under Section 401 (k) of the Internal Revenue
Code) provided such contribution is not then subject to Federal Income Tax under Internal Revenue Code Section 402(e)(3), plus any additional amounts contributed or deferred at the election of the Participant under Internal Revenue Code
Section 125, 402(h), 403(b), 414(h) or 457(b) and not subject to Federal Income Tax, provided the Participant could have had such amounts paid in cash or otherwise contributed towards a currently taxable benefit, plus, if this box is checked [ ], amounts of compensation that are not subject to Federal Income Tax Withholding that are includable in income and are reported on Form W-2 in such year. However, such amounts earned after the last complete calendar year prior to the earlier of the Employee's Early Retirement Date or last date of Employment shall be disregarded.

                  (c) For a year beginning on or after "________", (1) or (2) as checked below:

                  [ ] (1) The Participant's basic compensation rate on January 1 of such year, and the Participant's bonuses, overtime, and other extra compensation, paid in the year preceding such year, but disregarding. such amounts earned on or after the Employee's Early Retirement Date or last date of Employment, or

                  [ ] (2) The Participant's compensation which is subject to Federal Income Tax Withholding in such year, plus any amount which the Participant elected pursuant to a salary reduction agreement to have contributed by the Employer to a qualified cash or deferred arrangement (under Section 401(k) of the Internal Revenue Code) provided such contribution is not then subject to Federal Income Tax under Internal Revenue Code Section 402(e)(3), plus any additional amounts contributed or deferred at the election of the Participant under Internal Revenue Code Section 125, 132(f)(4), 402(h), 403(b), 414(h) or 457(b) and not
         subject to Federal Income Tax, provided the Participant could have had such amounts paid in cash or otherwise contributed towards a currently taxable benefit, plus, if this box is checked [ ], amounts of compensation that are not subject to Federal Income Tax Withholding that are includable in income and are reported on Form W-2 in such year. However, such amounts earned after the last complete calendar year prior to the earlier of the Employee's Early Retirement Date or last date of Employment shall be disregarded. (In no event, however, will the benefit of an Employee who was a Participant on the date prior to _________________, be less than the benefit would have been under the terms of the Earnings definition in effect under the Program on the

                                                                             1-4


         day prior to that date and in accordance with: [ ] Section 1.06 (b)(1) or (2), assuming no changes in the Participant's Earnings after that date; or [ ] Section 1.06 (b)(3), assuming no changes in the Participant's basic compensation rate on that date plus the Participant's projected annual bonuses, overtime, and other extra compensation based on the amount of such extra compensation for the prior year.)

                  (d) Notwithstanding the foregoing, for purposes of calculating benefits in Program Years beginning on or after January 1, 1994, the amount of Earnings taken into account for any Program Year shall not exceed $150,000, as adjusted by the Secretary of the Treasury to reflect cost of living increases. Any cost of living increase in effect for a particular Program Year applies only with respect to Earnings for that Program Year taken into account in determining benefits.

                  (e) The following method shall be used to determine the Earnings of an Employee with a Plan or Plans prior to the time the Employee became employed by the Employer. With respect to an Employee who becomes a Participant on or after January 1, 1999, the Employee's Earnings with the Plan or Plans for such prior period shall be determined exclusively by applying a salary scale, projected backwards, to the Employee's first full calendar year of Earnings with the Employer. For these purposes the salary scale shall be constructed on the assumption that the Employee's Earnings had increased at the rate of 5 percent per year up to the level of the Employee's first full calendar year of Earnings with the Employer. With respect to an Employee who was a Participant in the Program on December 31, 1998, the Employee's Earnings with the Plan or Plans for such prior period shall be determined based on the actual earnings information the Committee acquires from the Plan or Plans. If Committee does not have such earnings information at the time the Employee submits a claim for benefits under the Program, the Employee shall be given the choice of having the Earnings with the Plan or Plans for such prior period determined by applying the 5 percent salary scale described above, or by using such evidence of the Employee's actual Earnings with the Plan or Plans as the Employee may supply that is satisfactory to the Committee in its sole discretion. Evidence which generally will be considered for these purposes includes, but is not limited to, Social Security records, federal W-2 forms, pay stubs, or a letter from the prior Plan; provided, however, that the determination of whether particular evidence is satisfactory shall be made by the Committee in its sole discretion. If the Employee does not submit satisfactory evidence of such prior Plan Earnings within 120 days of the date the Employee is notified of the choice, the Employee's

                                                                             1-5
Earnings with the prior Plan or Plans shall be determined by applying the 5 percent salary scale described above.

                  1.07 "EFFECTIVE DATE" shall mean July 1, 1975, the date on which the Employer initially adopted the Program.

                  1.08 "EMPLOYEE" shall mean any person employed by the Employer, but shall exclude a person who is included in a unit of employees covered by an agreement which is a collective bargaining agreement between employee representatives and one or more employers if retirement benefits were the subject of good faith bargaining between such employee representatives and such employer or employers unless the collective bargaining agreement provides that such employees are covered by this Program. In no event shall the term "Employee" include a person who is not recognized and treated by the Employer as its employee. Such an excluded person includes, but is not limited to, a worker who is classified by the Employer as an independent contractor or consultant, a temporary worker, or an employee of a staffing firm, a leasing organization, or a payroll agency. If such a excluded person is subsequently reclassified or deemed to be reclassified as a common-law employee of the Employer, such person shall, if otherwise eligible, become an "Employee" as of the actual date of reclassification. If the effective date of reclassification is prior to the actual date of reclassification, in no event shall the reclassified person be considered or treated under the Program as an "Employee" with respect to the period prior to the actual date of reclassification, and in no event shall the reclassified person accrue benefits hereunder for such prior period. Further, in no event shall the term "Employee" include a person who is a leased employee (within the meaning of ss. 414(n) of the Internal Revenue Code) of the Employer.

                  1.09 "EMPLOYER" shall mean Triple-S Management Corporation, which is a Plan as defined in Section 1.16.

                  1.10 "EMPLOYMENT" shall mean service as an employee, within the meaning of the Federal Insurance Contribution Act, of an employer, beginning when such service first commences and ending on the earlier of (a) the date on which the employee quits, retires, is discharged or dies, (b) the first anniversary of the first date on which an employee is absent from service (with or without pay) for any other reason, such as vacation, holiday, sickness, disability, leave of absence, or layoff, or (c) the date on which the employee quits, retires, is discharged or dies after the employee is absent from service (with or without pay) for any other reason, such as vacation, holiday, sickness, disability, leave of absence, or layoff, provided, however, that if severance from service resulted from a quit, retirement or discharge and the employee returns to

                                                                             1-6


the service of the employer within 12 months of the severance from service, or if the employee severed from service as a result of a quit, retirement or discharge during an absence for any other reason and the employee returns to the service of the employer within 12 months of the date on which he was first absent from service, the period of absence shall be included in Employment.

                    Notwithstanding any provision of the Program to the contrary, benefits, and service credit with respect to qualified military service will be provided in accordance with ss. 414(u) of the Internal Revenue Code.

                   Solely for purposes of determining an Employee's level of vesting, his participation service under Section 2.01(b), and whether benefits may commence because he has terminated service or retired from the Employer, (and not for the purpose of benefit calculation) the period of Employment (and Hours of Service) shall also include service with (1) any corporation that is a member of a controlled group of corporations (as defined in ss.414(b) of the Internal Revenue Code) that includes the Employer, (2) any trade or business (whether or not incorporated) that is under common control (as defined in ss.414(c) of the Internal Revenue Code) with the Employer, (3) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in ss.414(m) of the Internal Revenue Code) that includes the Employer, (4) except to the extent otherwise provided in regulations prescribed by the Secretary of the Treasury under ss.414(n) of the Internal Revenue Code with respect to periods of service required under ss.414(n)(4) of the Internal Revenue Code to be credited to a leased employee (as defined in ss.414(n) of the Internal Revenue Code) or a common-law employee, the leasing organization, and
(5) any other entity required to be aggregated with the Employer pursuant to regulations under ss.414(o) of the Internal Revenue Code.

                  1.11 "ENTRY DATE" shall mean January 1 or July 1 of a Program Year beginning on or after January 1, 1976, provided, however, that "Entry Date" shall mean the date of Employment by the Employer in the case of an Employee who satisfies the Conditions of Participation set forth in Section 2.01 on the date of his Employment by the Employer, and shall mean the first day following the completion of a Year of Participation Service in the case of an Employee who satisfies the Conditions of Participation set forth in Section 2.01 and whose prior Years of Participation Service were disregarded because of a Break in Service.

                  1.12 "FINAL AVERAGE EARNINGS" means the highest average of an Employee's Earnings for the five consecutive years (or his total years of Employment by a Plan or Plans if less than five) out of the last 10 years of Employment by a Plan or Plans ending with the last year of Employment for which Earnings are included pursuant to Section 1.06. Notwithstanding the

                                                                             1-7


foregoing, an Employee's Earnings for a period of Employment by a Plan or Plans shall be disregarded if such Employment would also be disregarded as a Year of Plans and Association Service under the second sentence of Section 1.27.

                  1.12A    "MAXIMUM ANNUAL SOCIAL SECURITY COVERED COMPENSATION"
means the average (without indexing) of the Social Security taxable wage base in effect for each calendar year during the 35-year period ending with the last day of the calendar year in which an employee attains (or will attain) Social Security Retirement Age. In determining a Participant's Maximum Annual Social Security Covered Compensation for a Program Year, the Social Security taxable wage base in effect for the Program Year for which the determination is being made shall be assumed to remain in effect for subsequent Program Years. A Participant's Maximum Annual Social Security Covered Compensation shall be adjusted each Program Year.

                  1.13 "NORMAL RETIREMENT AGE" shall mean the later of (a) the date on which an individual attains his 65th birthdate, or (b) the date on which the Participant completes 5 Years of Vesting Service, but in no event later than the date which marks the fifth anniversary of a Participant's participation in the Program.

                  1.13A    "SOCIAL SECURITY RETIREMENT AGE" shall mean the age
used as the retirement age for the Participant under ss.216(1) of the Social Security Act, except that such section shall be modified for this purpose, in accordance with regulations prescribed by the Secretary of the Treasury, by treating age 62 as the "early retirement age" and by rounding up, as described below, any part-year increase in the Social Security Retirement Age to the next whole year. Accordingly, under this definition, the Social Security Retirement Age is 65 for a Participant who was born before January 1, 1938; 66 for a Participant born after December 31, 1937, but before January 1, 1955; and 67 for a Participant born after December 31, 1954.

                  1.14 "PARTICIPANT" shall mean any individual who has become a Participant pursuant to the provisions of Article 2 and is in the Employment of a Plan or is entitled to a benefit under this Program.

                  1.15 "PARTICIPATING PLAN" shall mean the Employer which has adopted this Program and a Plan which has adopted a similar program under the National Retirement Trust.

                  1.16 "PLAN" means a corporation or limited liability company (LLC) which is approved or licensed as a Blue Cross Plan; a corporation or LLC which is approved or licensed as a Blue Shield Plan; Blue Cross and Blue Shield Association; each corporation or LLC which is wholly owned or controlled by a Blue Cross Plan, a Blue Shield Plan or Blue Cross and Blue Shield Association or is jointly owned or controlled by Blue Cross and Blue Shield Association

                                                                             1-8



and/or Plans; and any other organization which the National Employee Benefits Committee approves for participation in a program under the National Retirement Trust.

                  1.17 "PRIMARY SOCIAL SECURITY BENEFIT" means the estimated "Primary Insurance Amount" of a Participant calculated as of his Normal Retirement Age, as set forth in the Social Security Act in effect on January 1 of the year the Participant's Employment with the Employer is terminated. The Participant's Primary Insurance Amount shall be estimated by the Committee in a uniform manner assuming the Participant's wages subject to the Federal Insurance Contribution Act for years prior to the final year of Earnings from the Employer had increased at the same rate as the national averages for such wages based on data published by the U.S. Department of Health and Human Services. It also will be assumed that after the Participant's termination of Employment with the Employer he will not receive any wages subject to the Federal Insurance Contribution Act, except that in the case of a Participant who terminates Employment with the Employer prior to eligibility for Early Retirement Benefits, it will be assumed that wages after such termination will be equal to the final rate of Earnings on an annual basis. If a Participant provides evidence satisfactory to the Committee that his actual Primary Insurance Amount at his Normal Retirement Age is less than the Primary Social Security benefit as estimated, the Primary Social Security Benefit shall be reduced accordingly. For these purposes, satisfactory evidence shall include the Participant's actual wage or earnings history from the Social Security Administration, but shall not include a Social Security award notice or letter. (In no event, however, will the accrued benefit of a Participant, who was also a Participant on June 30, 1979, be less by reason of this definition of Primary Social Security Benefit than the benefit amount which the Participant had accrued through June 30, 1979, under the terms of the Program as of such date.)

                  1.18 "PROGRAM" shall mean the Non-Contributory Retirement Program for Certain Employees of Triple-S Management Corporation, as restated herein and as amended from time to time.

                  1.19 "PROGRAM YEAR" shall mean the period beginning with the Effective Date and ending on December 31 of said year and each calendar year thereafter.

                  1.20 "SPOUSE" shall mean a person who is married to the Participant on the Annuity Starting Date or, if earlier, at the time of his death, provided that a Participant's former spouse shall be treated as his Spouse or surviving Spouse to the extent provided in a "qualified domestic relations. order" (as defined in ss.414(p) of the Internal Revenue Code).

                                                                             1-9

                  1.21 "TOTAL AND PERMANENT DISABILITY" shall have the same meaning as the term, or a term of a similar import, has under the long-term disability program of the Employer if said program applied to a broad cross section of employees of the Employer on a nondiscriminatory basis. In the event the term "Total and Permanent Disability" is not determined pursuant to the preceding sentence, the term shall mean the condition of a Participant, determined on the basis of medical evidence satisfactory to the Committee, whereby a Participant is found to be wholly prevented from engaging in any occupation comparable to that which he held at the time his disability occurred. The date when a Participant's disability occurred shall be determined by the Committee. A Participant shall not be considered disabled if the Committee determined that his disability resulted from or arose out of

                  (a)      service in the armed forces of any country,

                  (b)      intentionally self-inflicted injury;

                  (c)      wrongful use of narcotics; or

                  (d) participation in a felonious criminal act which results in the Participant's conviction in a court of law.

                  The Participant shall be required by the Committee to submit to a medical examination on the second anniversary of the date the disability occurred to determine whether he is in fact so disabled as to be prevented from engaging in any occupation comparable to that which he held at the time of disability. A Participant may be required by the Committee to submit to a medical examination at any time, whether prior or subsequent to the required medical examination on the second anniversary of the date his disability occurred, to determine whether he is disabled so as to be prevented from engaging in any occupation comparable to that which he held at the time his disability occurred.

                  1.22 "TRUST AGREEMENT" shall mean the agreement attached hereto entered into by the Blue Cross Association and the Bankers Trust Company on the 1st day of September 1974, as amended effective January 1, 1979, to vest the authority of the Blue Cross Association with respect to the Agreement in the Blue Cross Association and Blue Shield Association jointly, and as further amended from time to time.

                  1.23 "TRUSTEE" shall mean the party or parties designated as such pursuant to the Trust Agreement.

                  1.24 "TRUST FUND" OR "FUND" shall mean the assets, consisting of cash and such other property as shall be paid or delivered to the Trustee by the Employer or the Committee on behalf of the Employer, including earnings thereon, while held by the Trustee.

                                                                            1-10

                  1.25 "YEAR OF EMPLOYER SERVICE" shall mean a Program Year beginning on or after January 1, 1976, in which an Employee is in the Employment of the Employer for the entire Program Year (an Employee who is in the Employment of the Employer for less than an entire Program Year shall be given credit for the period of his Employment by the Employer during the Program Year) and shall mean a year of service or part thereof prior to January 1, 1976, determined under the provisions of the Program then in effect with respect to determining service for benefit accrual purposes, provided that "Year of Employer Service" shall not include service subsequent to his termination of Employment with the Employer, and provided further that "Year of Employer Service" shall not include service prior to a Break in Service unless the Employee has a Year of Participation Service subsequent to said Break in Service. Notwithstanding the foregoing, in the case of an Employee who first becomes a Participant in the Program on or after July 1, 2000, the Employee's Years of Employer Service prior to a Break in Service shall be permanently disregarded if the Employee previously terminated Employment with the Employer prior to acquiring a right to a vested benefit under the Program and if the Employee's subsequent number of consecutive one-year Breaks in Service exceeded the greater of five or the number of the Employee's prior Years of Vesting Service. An appropriate adjustment, however, shall be made to the amount of service prior to January 1, 1976, credited hereunder in order to take into account periods of military service which would otherwise qualify as "Employment" under this Program but which were disregarded under the terms of the Program in effect prior to January 1, 1976.

                  1.26 "YEAR OF PARTICIPATION SERVICE" shall mean a twelve consecutive month period of Employment with a Plan or Plans, provided, however, that a period of Employment with a Plan or Plans prior to a Break in Service shall be disregarded until the Employee has completed a Year of Participation Service subsequent to said Break in Service. Notwithstanding the foregoing, in the case of an Employee who first becomes a Participant in the Program on or after July 1, 2000, the Employee's Years of Participation Service prior to a Break in Service shall be permanently disregarded if the Employee previously terminated Employment with a Plan prior to acquiring a right to a vested benefit under the Plan's pension program and if the Employee's subsequent number of consecutive one-year Breaks in Service exceeded the greater of five or the number of the Employee's prior Years of Vesting Service. An appropriate adjustment, however, shall be made to the amount of service prior to January 1, 1976, credited hereunder in order to take into account periods of military service which would otherwise qualify as "Employment"

                                                                            1-11


under this Program but which were disregarded under the terms of the Program in effect prior to January 1, 1976.

                  1.27 "YEAR OF PLANS AND ASSOCIATION SERVICE" shall mean a Program Year beginning on or after January 1, 1976, in which an Employee is in the Employment of a Plan or Plans for the entire Program Year (an Employee who is in the Employment of a Plan or Plans for less than an entire Program Year shall be given credit for the period of his employment by the Plan or Plans during the Program Year) and shall mean a year of service or part thereof prior to January 1, 1976, in the Employment of a Plan or Plans except periods of said service which were disregarded under the provisions of the Program then in effect (with respect to determining service for benefit accrual purposes) regarding leaves of absence, layoffs, and part-time employment, provided that "Year of Plans and Association Service" shall not include service subsequent to his termination of Employment with the Employer, except as provided in Section 4.16, and provided further that "Year of Plans and Association Service" shall not include service prior to a Break in Service unless the Employee has a Year of Participation Service subsequent to said Break in Service. Notwithstanding the foregoing, in the case of an Employee who first becomes a Participant in the Program on or after July 1, 2000, the Employee's Years of Plans and Association Service prior to a Break in Service shall be permanently disregarded if the Employee previously terminated Employment with a Plan prior to acquiring a right to a vested benefit under the Plan's pension program and if the Employee's subsequent number of consecutive one-year Breaks in Service exceeded the greater of five or the number of the Employee's prior Years of Vesting Service. An appropriate adjustment, however, shall be made to the amount of service prior to January 1, 1976, credited hereunder in order to take into account periods of military service which would otherwise qualify as "Employment" under this Program but which were disregarded under the terms of the Program in effect prior to January 1, 1976.

                  1.28 "YEAR OF VESTING SERVICE" shall mean a Program Year beginning on or after January 1, 1976, in which an Employee is in the Employment of a Plan or Plans for the entire Program Year (an Employee who is in the Employment of a Plan or Plans for less than an entire Program Year shall be given credit for the period of his Employment by the Plan or Plans during the Program Year), whether that service is before or after a period of Employment with the Employer, provided, however, that Years of Vesting Service prior to a Break in Service shall be disregarded until the Employee has completed a Year of Vesting Service after a Break in Service, and shall mean a year of service or part thereof prior to January 1, 1976, in the Employment of a Plan or Plans except periods of said service which were disregarded under the provisions of the

                                                                            1-12


Program then in effect (with respect to determining whether an Employee was entitled to a vested benefit) regarding leaves of absence, layoffs, and part-time employment. Notwithstanding the foregoing, in the case of an Employee who first becomes a Participant in the Program on or after July 1, 2000, if the Employee terminates Employment with a Plan prior to acquiring a right to a vested benefit under the Plan's pension program and if the Employee's subsequent number of consecutive one-year Breaks in Service exceeds the greater of five or the number of the Employee's prior Years of Vesting Service, the Employee's Years of Vesting Service prior to such Breaks in Service shall be permanently disregarded in determining the Employee's Years of Vesting Service after such Breaks, and the Employee's Years of Vesting Service after such Breaks in Service shall be permanently disregarded in determining the Employee's Years of Vesting Service with respect to any benefit accrued under this Program prior to such Breaks. An appropriate adjustment, however, shall be made to the amount of service prior to January 1, 1976, credited hereunder in order to take into account periods of military service which would otherwise qualify as "Employment" under this Program but which were disregarded under the terms of the Program in effect prior to January 1, 1976.

                  1.29 "HOUR OF SERVICE" shall mean each hour for which an Employee is directly or indirectly paid or entitled to be paid by the Employer for the performance of duties or on account of a period of time during which no duties are performed due to vacation, holiday, illness, incapacity, layoff, jury duty, military duty or leave of absence; provided that:

                           (1) no more than 501 Hours of Service shall be credited to an Employee on account of a single continuous period during which the Employee performed no duties;

                           (2) no credit shall be given for payment made or due under a plan maintained solely for the-purpose of complying with the applicable worker's compensation or unemployment compensation or disability insurance laws or payments which solely reimburse an Employee for medically related expenses incurred by the Employee; and,

                           (3) Hours of Service shall be credited for back pay, irrespective of mitigation of damages, either awarded or agreed to by the Employer to the extent such back pay represents payment for hours which are required to be taken into account. However, no Hours of Service shall be credited for back pay if such hours were previously credited.

                                                                            1-13

                    The determination of Hours of Service for reasons other than the performance of duties shall be made in accordance with the applicable rules of the regulations prescribed by the Secretary of Labor under 29 C.F.R. Part 2530.200b-2(b). Notwithstanding any provision of the Program to the contrary, benefits and service credit with respect to qualified military service will be provided in accordance with ss. 414(u) of the Internal Revenue Code.

                  1.30 "INITIAL COMPUTATION PERIOD" AND "SUBSEQUENT COMPUTATION PERIOD", shall have the following meanings:

                  (a) the Initial Computation Period shall be the period beginning on the date the Employee first performs an Hour of Service for the Employer and ending on the day preceding the first anniversary of such date; and

                  (b) the Subsequent Computation Period or Periods shall be Program Years beginning with the Program Year which includes the first anniversary of the date the Employee first performs an Hour of Service for the Employer.

                   In the case of an Employee whose Employment terminates and who completes no more than 500 Hours of Service during the Initial or Subsequent Computation Periods prior to becoming a Participant in the Program, such Employee shall be treated as a new Employee with a new Initial Computation Period on the date the Employee first performs an Hour of Service for the Employer after such Initial or Subsequent Computation Period. Solely for purposes of the preceding sentence, in determining whether an Employee has completed 500 Hours of Service, an Employee who is absent from work for maternity or paternity reasons (as defined in Section 1.03) shall be credited with the number of Hours of Service which otherwise would normally have been credited to such individual but for such absence (or, if such number is indeterminable, 8 Hours of Service per day of such absence), except that the total number of Hours of Service credited to an Employee under this special rule shall not exceed 501 Hours of Service. The hours described in the preceding sentence shall be treated as Hours of Service only in the Computation Period in which the absence from work begins, if the Employee would be credited with more than 500 Hours of Service solely because such hours are treated as Hours of Service, or, in any other case, in the immediately following Computation Period; provided, however, that no credit shall be given for such hours unless the Employee furnishes the Committee with the information described in Section 1.03.

                   "COMPUTATION PERIOD" shall mean the Initial Computation Period or the Subsequent Computation Period, as the case may be.

                                                                            1-14

                   In addition, for purposes of the first sentence of this paragraph, the determination of whether an Employee has completed 500 Hours of Service shall be made in accordance with the requirements of ss. 414(u) of the Internal Revenue Code with respect to qualified military service.

                                                                     EXHIBIT 12



                                   ARTICLE 2

                                 PARTICIPATION


                  2.01  CONDITIONS OF PARTICIPATION.

                  (a) Each Employee on January 1, 1988 who was a Participant in the Program on December 31, 1987, is a Participant on January 1, 1988.

                  (b) Each other individual who is an Employee on or after January 1, 1988 --
                       (i) who is regularly employed on a full-time basis shall become a Participant on the first Entry Date on or after attainment of his 21st birthdate (not later than his 21st birthdate) and the completion of one (one or zero) Year of Participation Service, provided he is in the Employment of the Employer on said Entry Date, or

                       (ii) who is not regularly employed on a full-time basis but who completes 1,000 Hours of Service during the Employee's Initial Computation Period or Subsequent Computation Period shall become a Participant on the first Entry Date which is on or after attainment of his 21st birthdate (not later than his 21st birthdate) and which (check one) [ ] coincides with or immediately precedes the first day of the Computation Period during which the Employee completes 1,000 Hours of Service or [X] (if the second blank in 2.01 (b)(i) is completed by the insertion of the number "one") immediately follows the completion of said Computation Period, provided he is in the Employment of the Employer on said Entry Date.

                  2.02 PARTICIPATION. Participation in the Program by an eligible Employee shall be a condition of Employment.

                  2.03 ACCEPTANCE. No provisions of the Program shall be construed as abridging or limiting any managerial right of the Employer, or to give an Employee or Participant the right to be retained in Employment with the Employer, or to interfere with the right of the Employer to discharge any Employee or Participant at any time regardless of the effect which such discharge may have upon him as a Participant. The rights and interests under the Program of each Participant, his heirs, assigns, and Beneficiary, shall be determined by the terms and conditions of the Program as interpreted by the Committee.

                                                                             3-1


                                    ARTICLE 3

                              FINANCING OF PROGRAM

                  3.01 MEDIUM OF FINANCING THE PROGRAM. Investment of all contributions made to the Program and payment of benefits to Participants will be accomplished in accordance with the terms of the Trust Agreement as amended from time to time.

                  3.02 EMPLOYER CONTRIBUTIONS. The entire cost of the Program shall be paid by the Employer. For the purpose of determining the financial requirements of the Program, as of January 1 of each year, an actuarial evaluation will be made by the Program actuary based upon such mortality tables, rates of interest and other actuarial assumptions as may be adopted on the recommendation of said actuary to the Committee to determine amounts which are sufficient to provide sound actuarial funding of the benefits payable under the Program.

                  Employer contributions to the Program shall be used solely for the benefit of Participants and Beneficiaries, and except as discussed below in this Section 3.02 and in Section 7.04, Employer contributions shall be irrevocable.

                  Notwithstanding the second paragraph of this Section 3.02, all amounts contributed by an Employer, except for any amounts the Employer has advised the Committee are intended to be nondeductible contributions, are conditioned on their current deductibility under Section 404 of the Internal Revenue Code of 1986 and, to the extent not so deductible with respect to the tax year for which made, the contributions shall be returned to the Employer if the Employer requests the return and the return is made no later than one year after the disallowance of the deduction. In addition, if an Employer makes a contribution by a mistake of fact, such contribution shall be returned to the Employer if the Employer requests the return and the return is made within one year of the mistaken payment.

                  The amount which may be returned under the third paragraph shall not be more than the excess of the amount actually contributed over the amount which would have been contributed without the mistake of fact or mistake in determining the deduction. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto shall reduce the amount so returned.

                  Notwithstanding the second paragraph of this Section 3.02, if the Internal Revenue Service makes a final determination that the Program is not a qualified program described in ss. 401 (a) of the Internal Revenue Code of 1986 at the time of the Program's adoption,

                                                                             3-2


then all assets in the Trust Fund shall be returned to the Employer and not allocated to any Participant, unless the Program is amended so as to permit it to be qualified from its inception.

                  Any forfeiture arising under the Program shall not be applied to increase the benefits any Participant would otherwise receive under the Program but shall be applied actuarially to reduce contributions by the Employer under the Program.

                  3.03 EMPLOYEE CONTRIBUTIONS. Employees shall not contribute to the Program.

                                                                             4-1

                                    ARTICLE 4

                                    BENEFITS

                  4.01     GENERAL CONDITIONS.

                  (A) ENTITLEMENT TO BENEFITS. Entitlement to benefits under the Program shall be determined as of the earlier to occur of the date of a Participant's termination of Employment by the Employer or the Participant's Normal Retirement Age, except that, effective January 1, 1988, such entitlement shall be determined as of the date of the Participant's termination of Employment by the Employer, on the basis of:

                           (1) The terms of the Program as in effect as of such date (except that effective January 1, 1989, a former Participant who is in the Employment of a Plan on or after January 1, 1989, must have only 5 Years of Vesting Service in order to obtain a Vested Benefit);

                           (2) The Participant's age and years of service as of such date (except to the extent that service is credited for periods after termination of Employment by the Employer as provided in Sections 1.28 and 4.16); and

                           (3) The Participant's history of Earnings as of such date.

                  (B)      DISTRIBUTION LIMITATIONS.

                           (1) In the case of any benefit payable under this Article 4 which is subject to reduction for early commencement, if the present value of such benefit exceeds $5,000, then notwithstanding any early commencement provision in Section 4.04, 4.05, 4.06, and 4.08 to the contrary, in no event shall such benefit commence prior to the first day of the month coincident with or next following the date on which the Participant attains (or would have attained) his Normal Retirement Age (or such earlier age at which the benefit is no longer subject to reduction for early commencement), unless the consent of the Participant (or his surviving Spouse, in the case of a Pre-Retirement Death Benefit payable under Section 4.06) is obtained no more than 90 days prior to the Annuity Starting Date. In the absence of such consent, it shall be presumed that such commencement is deferred until the Participant's Normal Retirement Age (or such earlier age at which the benefit is no longer subject to reduction for early commencement). If a Participant (or his surviving Spouse, in the case of a Pre-Retirement Death Benefit payable under Section 4.06) elects, in accordance with the terms of the Program, an

                                                                             4-2


         earlier benefit commencement date, such date shall be prospective only. Such an election must be made during the 90-day period ending on the Annuity Starting Date.

                           (2) Except as provided in Section 4.15, benefits to which the Participant has become entitled under this Program due to the satisfaction of the conditions specified in Sections 4.02, 4.03, 4.04, 4.05, or 4.08 shall commence no earlier than the first day of the month that follows by more than 30 days the provision of the notice required in Section 5.02(b); provided, however, that if the Participant properly elects a distribution in accordance with Section 5.02(b), benefits may commence pursuant to the Participant's election as early as the later of (i) the first day of the month following the provision of such notice, or (ii) the expiration of the seven-day period (or such shorter period allowed under IRS rules) that begins the day after the provision of such notice. If the benefit commencement date properly elected by the Participant is before the end of the waiting period described in clause (ii) above, benefits shall not commence until the expiration of such waiting period, but then may be paid retroactive to the designated benefit commencement date. Effective January 1, 2002, any such retroactive payment shall be subject to such additional requirements, if any, as are prescribed by the Secretary of the Treasury under ss. 417(a)(7).

                  (C) LIMITATION ON EXTENT OF INTEGRATION WITH SOCIAL SECURITY. This subsection (c) applies only to a Program that is an offset Program in the manner specified in paragraph (1) or (2) below, whichever is applicable, subject to the general provisions of paragraph (3)

                  [ ] (1) GRANDFATHERED LIMITATION. This subsection (c)(1) applies only to a Participant who has one Hour of Service on or after January 1, 1989 and before January 1, 1995, and affects only that part of the Participant's benefit that accrues under the Program with respect to Employment in Program Years beginning on or after January 1, 1989. In no event does this subsection (c)(1) apply to that part of a Participant's accrued benefit under the Program that is attributable to Employment prior to January 1, 1989 For these purposes, a Participant's benefit under the Program shall be determined by adding the sum of (i) the Participant's accrued benefit, determined as of December 31, 1988, as if the Participant had terminated Employment with the Employer and without regard to this subsection (c) and (ii) the Participant's accrued benefit, determined solely with respect to Employment after December 31, 1988, taking into account this subsection (c)(1). The

                                                                             4-3

         amount in clause (ii) above shall be calculated by reducing the Participant's accrued benefit (calculated without regard to the offset based on the Participant's Primary Social Security Benefit) by the amount of the Participant's accrued benefit (calculated without regard to the offset based on the Participant's Primary Social Security Benefit) as of December 31, 1988, and then applying the offset based on the Participant's Primary Social Security Benefit, taking into account this subsection (c)(1). In the case of a Participant who terminates Employment after December 31, 1993, the Participant's benefit hereunder shall not be less than the Participant's benefit determined under this subsection (c)(1) as of December 31, 1993, as if the Participant had terminated Employment with the Employer on that date.

                  Under this subsection (c)(1), the reduction in a Participant's benefit amount based on the Participant's Primary Social Security Benefit for benefit amounts accrued subsequent to December 31, 1988, shall not be greater than the lesser of (a) or (b), times the benefit that would have accrued subsequent to December 31, 1988, without regard to such offset, where (a) is 50% and (b) is the ratio of (i) 3/4 of 1 percent, adjusted for commencement before the Social Security Retirement Age, times the Participant's Final Average Compensation multiplied by the lesser of the Participant's Years of Plans and Association Service or the maximum number of years over which benefits accrue in the Program (not to exceed 35) to (ii) the benefit that would have accrued based on all of the Participant's Years of Plans and Association Service without regard to the offset based on the Participant's Primary Social Security Benefit. For this purpose, "Final Average Compensation" means the average of an Employee's Earnings for the three consecutive years (or his total years of employment by a Plan or Plans if less than three) ending with the last year of Employment for which Earnings are included pursuant to Section 1.06.

                  Effective December 30, 1994, the limitation provided in paragraph (1) shall cease to apply; provided, however, that in no event shall such cessation of application cause the Participant's benefit under the Program in the future to be less than what it would have been if the Participant's benefit had been calculated by taking into account this paragraph (1), but disregarding any increase in the amount of the Participant's Earnings over and above the amount of Earnings which were taken into account under the Program as of December 30, 1994.

                                                                             4-4


                  [ ] (2) SAFE HARBOR LIMITATION. This subsection (c)(2) applies effective for benefits accruing on or after January 1, 1994, with respect to a Participant's Employment in all Program Years. Under this subsection (c)(2), the reduction in a Participant's benefit amount based on the Participant's Primary Social Security Benefit shall not be greater than the lesser of (a) or (b), times the Participant's Final Average Compensation where (a) is 3/4 of 1 percent, adjusted, as described below, in the event the Participant's benefit commences before the Social Security Retirement Age, in the event the Participant's Final Average Compensation exceeds the Participant's Covered Compensation, and in the event the Program does not meet the applicable demographic requirement referred to in subsection (c)(3) below, and (b) is 50% of the gross benefit percentage rate (the rate at which benefits are determined under the Program with respect to the Participant's Final Average Earnings, expressed as a percentage of Final Average Earnings, without regard to the offset), multiplied by a fraction (not to exceed one), the numerator of which is the Participant's Final Average Earnings and the denominator of which is the Participant's Final Average Compensation. For these purposes, "Final Average Compensation" means the average of the Employee's Earnings for the three consecutive years (or his total years of employment by a Plan or Plans if less than three) ending with the last year of Employment for which Earnings are included pursuant to Section
         1.06. In determining the Participant's Final Average Compensation, that portion of the Participant's Earnings for a year that is in excess of the social security taxable wage base in effect at the beginning of the year shall be disregarded.

                  (3) GENERAL RULES. If, a Participant's Final Average Compensation is greater than his Covered Compensation, then the 3/4 of 1 percent factor shall be reduced in accordance with the following table:

                                                                                                 Then the 3/4 of
If the Final Average                                                                             1% factor is
Compensation is more than                         but not more than                              reduced to
-------------------------                         -----------------                              ---------------
Covered Compensation                              125% of Covered Compensation                       .69%
125% of Covered Compensation                      150% of Covered Compensation                       .60%
150% of Covered Compensation                      175% of Covered Compensation                       .53%
175% of Covered Compensation                      200% of Covered Compensation                       .47%
200% of Covered Compensation                                                                         .42%

                                                                             4-5


         "Covered Compensation" means the average (without indexing) of the Social Security taxable wage base in effect for each calendar year during the 35-year period ending with (i) the last day of the calendar year preceding the calendar year in which an employee attains (or will attain) Social Security Retirement Age, or (ii) in the event paragraph
         (2) applies, effective January 1, 1995, the last day of the calendar year in which employee attains (or will attain) Social Security Retirement Age. In determining a Participant's Covered Compensation for a Program Year, the Social Security taxable wage base in effect for the Program Year for which the determination is being made shall be assumed to remain in effect for subsequent Program Years. A Participant's Social Security Retirement Age is the earliest age at which he is eligible for unreduced Social Security retirement benefits.

                  The reduction in the 3/4 of 1 percent factor for early commencement shall be 5/9 of 1 percent for each of the first 60 calendar months by which commencement precedes the Social Security Retirement Age, 5/18 of 1 percent for each calendar month in excess of 60 and less than 120 months, and on an Actuarial Equivalent basis for any additional months.

                  The demographic requirement referred to in subsection (c)(2) above is satisfied only if the average attained age (determined as of the beginning of the Program Year) of the nonhighly compensated employees in the Program is not greater than the greater of (i) age 50, or (ii) 5 plus the average attained age of the highly compensated employees in the Program. If this demographic requirement is not satisfied, the 3/4 of 1 percent factor shall be reduced to the lesser of the amount determined under the first paragraph of this subsection
         (c)(3) or 80 percent of the 3/4 of 1 percent factor, as adjusted (but without regard to the adjustment prescribed under the first paragraph of this subsection (c)(3)).

                  (D) FRESH-START RULE. The following fresh-start rule shall apply under this Program:

                           (1)      If this box [X] is checked, then
         notwithstanding any provision of the Program to the contrary, with respect to a Participant who is a ss. 401(a)(17) employee as that term is defined herein, a ss. 401(a)(17) employee's accrued benefit under the Program shall not be less than the sum of --

                                    (i)      such Participant's frozen accrued
                  benefit as of December 31, 1993, and

                                                                             4-6


                           (ii)     such Participant's accrued benefit
                  determined under the Program's formula applicable to benefit accruals in the current Program Year as applied to the Participant's years of service after December 31, 1993.

                           For these purposes, a ss. 401(a)(17) employee is a Participant whose current accrued benefit under the Program is based on Earnings for a year prior to January 1, 1994 that exceeded the annual compensation limit for the 1994 Program Year.

                  (2) If this box [ ] is checked, then notwithstanding any provision of the Program to the contrary, a Participant's accrued benefit under the Program shall not be less than the sum of --

                           (i) such Participant's frozen accrued benefit as of December 31, 1993, and

                           (ii)     such Participant's accrued benefit
                  determined under the Program's formula applicable to benefit accruals in the current Program Year to the Participant's years of service after December 31, 1993.

                  4.02     NORMAL RETIREMENT

                  (A) CONDITION. A Participant in the Employment of the Employer upon the attainment of his Normal Retirement Age shall retire on his Normal Retirement Date (unless Delayed Retirement is elected pursuant to Section 4.03) which is the first day of the month coincident with or next following the day on which he attains his Normal Retirement Age and shall be entitled to receive a Normal Retirement Benefit in a form permitted under the Program commencing on his Normal Retirement Date. A Participant shall also meet the condition of this Section 4.02(a) if he remains in the Employment of the Employer beyond this Normal Retirement Date and his benefit is required to commence as of his Normal Retirement Date under Section 4.13.

                  (B) NORMAL RETIREMENT BENEFIT. The Normal Retirement Benefit payable to a Participant who satisfies the condition in Section 4.02(a) shall be in a form permitted under the Program as provided in Article 5, determined on the basis of a benefit which shall commence on the Participant's Normal Retirement Date and which shall be payable on the first day of each month thereafter during his lifetime, provided, however, that commencement shall be subject to the restrictions of Section 4.01(b), if applicable. Such benefit is equal to one-twelfth of the annual benefit specified in (1), (2), (3), (4) or
(5) which is checked below:

                                                                             4-7


                   [ ] (1)    CAREER EARNINGS BENEFIT. An amount equal to the
sum of the amounts determined pursuant to (i), (ii), (iii), (iv), (v), (vi),
(vii), and (viii), (in each case disregarding Years of Employer Service and Years of Plans and Association Service prior to 1976 which would have been disregarded under the break-in-service provisions of the Program prior to 1976, unless otherwise indicated), if checked below:

                  [ ] (I)     CREDIT FOR SERVICE WITH EMPLOYER AFTER ELIGIBILITY
         TO PARTICIPATE. With respect to Years of Employer Service after the Effective Date and after the Employee is eligible to participate in the Program, 1% of the Employee's Earnings (for each such year) not in excess of $__________ and 2% of the Employee's Earnings (for each such year) which are in excess of $_____________.

                  [ ] (II)    CREDIT FOR SERVICE WITH EMPLOYER PRIOR TO THE
         EFFECTIVE DATE BUT AFTER SATISFACTION OF REQUIREMENTS FOR ELIGIBILITY TO PARTICIPATE IF ELIGIBLE ON THE EFFECTIVE DATE. With respect to Years of Employer Service, prior to the Effective Date but after the Employee completed the eligibility requirements for participation in the Program, in the case of an Employee who is eligible to participate in the Program on the Effective Date, 1% of the Employee's Earnings, as of the Effective Date, for each such year.

                  [ ] (III)   CREDIT FOR PLANS AND ASSOCIATION SERVICE BEFORE
         EFFECTIVE DATE AND BEFORE ELIGIBILITY TO PARTICIPATE IF ELIGIBLE ON THE EFFECTIVE DATE. With respect to Years of Plans and Association Service before the Effective Date and before the Employee has completed the requirements for eligibility to participate in the Program, in the case of an Employee who is eligible to participate in the Program on the Effective Date, 1 % of the Employee's Earnings, as of the later of the Effective Date or the date of the Employer's adoption of this benefit for each such year.

                  [ ] (IV)    CREDIT FOR SERVICE WITH EMPLOYER PRIOR TO
         ELIGIBILITY TO PARTICIPATE IF ELIGIBLE AFTER THE EFFECTIVE DATE AND PRIOR TO THE EMPLOYER'S ADOPTION OF THE BENEFIT SPECIFIED IN SECTION 4.02(B)(3). With respect to Years of Employer Service before the Employee is eligible to participate in the Program, in the case of an Employee who is eligible to participate in the Program after the Effective Date, and prior to the Employer's adoption of a benefit specified in

                                                                             4-8


         Section 4.02(b)(3), 1% of the Employee's Earnings, as of the date of first participation in the Program, for each such year.

                  [ ] (V)     CREDIT FOR EMPLOYER SERVICE PRIOR TO A BREAK IN
         SERVICE PRIOR TO 1976. With respect to Years of Employer Service prior to a Break in Service prior to 1976, 1 % of the Employee's Earnings, as of the date the employee became eligible to participate following his last Break in Service prior to 1976, for each such year, excluding the Years of Employer Service before the Employee completed the eligibility requirements for participation in the Program, except if the Employer has adopted the credit specified in 4.02(b)(iv).

                  [ ] (VI)    CREDIT FOR PLANS AND ASSOCIATION SERVICE PRIOR TO
         ELIGIBILITY TO PARTICIPATE. With respect to Years of Plans and Association Service before the Employee is eligible to participate in the Program in the case of an Employee who first was eligible to participate in the Program after the Effective Date and immediately upon completion of the eligibility requirements, 1% of the Employee's Earnings not in excess of $__________ and 2% of the Employee's Earnings which are in excess of $___________ (for this purpose the Employee's Earnings shall be determined as of the date this benefit was adopted by the Employer or as of the date the Employee first became eligible to participate, whichever is later), for each such year.

                  [ ] (VII)   CREDIT FOR PLANS AND ASSOCIATION SERVICE PRIOR TO
         1976 WITH PLANS WHICH ARE NOT PARTICIPATING PLANS. With respect to Years of Plans and Association Service with a Plan which is not a Participating Plan, in the case of an. Employee who transferred to the Employer prior to 1976 after having satisfied the eligibility requirements for participating in the Program as adopted by the Employer, 1 % of the Employee's Earnings determined as of the date of transfer or as of the date this benefit was adopted by the Employer, whichever is later, for each such year.

                  [ ] (VIII) CREDIT FOR PLANS AND ASSOCIATION SERVICE PRIOR TO ELIGIBILITY IF PARTICIPATION BEAN IMMEDIATELY UPON COMPLETION OF THE ELIGIBILITY REQUIREMENTS AND AFTER THE EMPLOYER'S ADOPTION OF THE BENEFIT SPECIFIED IN SECTION 4.02(B)(3). With respect to Years of Plans and Association Service before the Employee is eligible to participate in the Program in the case of an

                                                                             4-9


         Employee who first was eligible to participate in the Program on or after the date the Employer adopted a benefit specified in Section 4.02(b)(3), 1% of the Employee's Earnings not in excess of $________ and 2% of the Employee's Earnings which are in excess of $________ (for this purpose the Employee's Earnings shall be determined as of the date the Employee first became eligible to participate in the Program), for each such year.

                  [X] (2) FINAL AVERAGE EARNINGS BENEFIT. An amount equal to the greater of (a) 60% of the Participant's Final Average Earnings reduced by 0% of the Participant's Primary Social Security Benefit and multiplied by a fraction, the denominator of which is 30 and the numerator of which is the Participant's Years of Plans and Association Service (but the fraction shall not be greater than one), or (b) in the case of an Employee who was a Participant on the day preceding the date on which this provision is effective (check one: (i) [ ] a benefit determined as of the date preceding the date as of which this provision is effective, pursuant to the terms of the Program (or any predecessor program qualified under ss. 401(a) of the Internal Revenue Code of 1986) in effect on the date preceding the date as of which this provision is effective; or (ii) [ ] a benefit determined as of the earlier of the Employee's termination of Employment with the Employer or pursuant to the terms of the Program (or predecessor program qualified under ss. 401 (a) of the Internal Revenue Code of
1986) in effect on the date preceding the date as of which this provision is effective, and assuming that there is no increase in the Employee's Earnings from his Employer after the effective date of this provision. If this box [ ] is checked, for purposes of this provision, the amount determined under (a) above shall be further increased by an amount equal to ___% of the Participant's Final Average Earnings for each of the Participant's Years of Plans and Association Service in excess of

                  [ ] (3) SUM OF CAREER EARNINGS BENEFIT AND A FINAL AVERAGE EARNINGS BENEFIT WITH A CAREER EARNINGS BENEFIT OFFSET. (a) An amount equal to the sum of the amounts determined pursuant to (i), (ii) (iii), (iv), (v), (vi),
(vii), and (viii) checked in (1) above, and (b) an amount, if any, equal to ____% of Final Average Earnings reduced by the amount specified in (a) and by
____% of the Primary Social Security Benefit, multiplied by a fraction, the denominator of which is ____ and the numerator of which is the Participant's Years of Plans and Association Service (but the fraction shall not be

                                                                            4-10


greater than one). If this box [ ] is checked, the amount determined under this provision shall be further increased by an amount equal to ___% of the Participant's Final Average Earnings for each of the Participant's Years of Plans and Association Service in excess of

                  [ ] (4) SUM OF CAREER EARNINGS BENEFIT AND A FINAL AVERAGE EARNINGS BENEFIT WITH A FROZEN CAREER EARNINGS BENEFIT OFFSET. (a) An amount, in the case of an Employee who was a Participant on the day preceding January 1, 1976, equal to the sum of the amounts determined pursuant to (i), (ii), (iii),
(iv), (v), (vi), (vii), and (viii) checked in (1) above based upon the assumption that the Participant's Earnings did not increase after _____________, and excluding any Employer Service or Plans and Association Service after the date referred to above which follows a termination of Employment with the Employer, and (b) an amount, if any, equal to ____% of Final Average Earnings reduced by the amount specified in (a) above, if any, and by ____% of the Primary Social Security Benefit, multiplied by a fraction the denominator of which is __________ and the numerator of which is the Participant's Years of Plans and Association Service (but the fraction shall not be greater than one). If this box [ ] is checked, the amount determined under this provision shall be further increased by an amount equal to of the Participant's Final Average Earnings for each of the Participant's Years of Plans and Association Service in excess of ___________.

                  [ ] (5) STEP-RATE EXCESS BENEFIT. An amount equal to the greater of (a) (i)___% of that part of the Participant's Final Average Earnings up to the Maximum Annual Social Security Covered Compensation, plus ___% of that part, if any, of his Final Average Earnings which is in excess of the Maximum Annual Social Security Covered Compensation, multiplied by (ii) the number of the Participant's Years of Plans and Association Service, up to a maximum of ___ years, or (b) in the case of an Employee who was a Participant on the day preceding the date on which this provision is effective (check one): (i) [ ] a benefit determined as of the date preceding the date as of which this provision is effective, pursuant to the terms of the Program (or any predecessor program qualified under ss. 401 (a) of the Internal Revenue Code of 1986) in effect on the date preceding the date as of which this provision is effective; or (ii) [ ] a benefit determined as of the earlier of the Employee's termination of Employment with the Employer or ______, pursuant to the terms of the Program (or any predecessor program qualified under ss. 401 (a)

                                                                            4-11


         of the Internal Revenue Code of 1986) in effect on the date preceding the date as of which this provision is effective, and assuming that there is no increase in the Employee's Earnings from his Employer after the effective date of this provision.

                  (C) COMPUTATION OF NORMAL RETIREMENT BENEFIT. In no event shall the Normal Retirement Benefit payable in accordance with Section 4.02(b) be less than the largest periodic benefit that would have been payable to the Participant under the terms of this Program upon separation from service at or prior to Normal Retirement Age (based on his earnings and service at the time of such separation from service). For purposes of comparing periodic benefits in the same form, commencing prior to and at Normal Retirement Age, the greater benefit is determined by converting the benefit payable prior to Normal Retirement Age into the same form of annuity benefit payable at Normal Retirement Age and comparing the amount of such annuity payments.

                  (D) COORDINATION WITH SECTION 4.13. Payment of benefits under Section 4.02 shall be subject to the rules provided in Section 4.13 regarding suspension of benefits. If a Participant having one Hour of Service on or after January 1, 1988, is in the Employment of the Employer after his Normal Retirement Date and is receiving his Normal Retirement Benefit pursuant to
Section 4.13, he shall accrue and be paid additional benefits under the Program in accordance with Section 4.03(b)(1).

                  4.03     DELAYED RETIREMENT.

                  (A) CONDITION. A participant who is in the Employment of the Employer, may elect to remain in the Employment of the Employer beyond his Normal Retirement Date and shall retire on his Delayed Retirement Date which is the first day of the month coincident with or. next following the day of the month on which his Employment with the Employer actually terminates for reasons other than death. Such participant shall be entitled to receive a Delayed Retirement Benefit commencing on that Date. A Participant shall also meet the condition of this Section 4.03(a) and be entitled to a Delayed Retirement Benefit if he remains in the Employment of the Employer beyond his Normal Retirement Date and if his benefit is required to commence after his Normal Retirement Date under Section 4.13 or Section 5.02.

                  (B) DELAYED RETIREMENT BENEFIT. The Delayed Retirement Benefit payable to a Participant who satisfies the condition in Section 4.03(a) shall be in a form permitted under the Program which shall commence on the earliest of (i) the Participant's Delayed Retirement Date; (ii) the date required by Section 4.13 if payment is required by that Section; or (iii) if payment is

                                                                            4-12


required by Section 5.02, April 1 of the calendar year following the calendar year in which the Participant attains the age of 70 1/2. Such commencement shall be subject to the restrictions of Section 4.01 (b) if applicable. For Participants having one Hour of Service on or after January 1, 1988, such benefit shall be computed in the manner provided in Section 4.02(b) as of the Participant's benefit commencement date; otherwise the rule of this Section as in effect on the date of the Participant's termination of Employment will continue to apply.

                           (1) If a Participant is in the Employment of the Employer after his Normal Retirement Date and is receiving payment of his benefit as required under Section 5.02 or Section 4.13, he shall continue to accrue benefits under the Program as follows: For each Program Year which includes or follows the Participant's benefit commencement date and in which the Participant was in the Employment of the Employer and an active Participant in the Program, the Participant's Delayed Retirement Benefit shall be computed or recomputed as of the end of such Program Year or the Participant's Delayed Retirement Date, if earlier; provided, however, that any additional benefit that would otherwise be accrued by the Participant for such Program Year under this procedure shall be reduced, but not below zero, by the Actuarial Equivalent of that portion of the total Program distributions made to the Participant by the close of the Program Year that may be taken into account for such purpose in accordance with Treasury Regulations promulgated under Section 411(h)(1)(H) of the Internal Revenue Code. Payment of any additional accruals resulting from this recomputation procedure (to the extent required under Section 4.13(a) or Section 5.02) shall be made as a separate identifiable component in the same form as the Normal or Delayed Retirement Benefit, as applicable, beginning with the first payment interval ending in the Program Year immediately following the Year the amount accrues.

                           (2) Notwithstanding any other provision of this Program, with regard to Participants having one Hour of Service on or after January 1, 1988, for purposes of a computation under this Subsection as of the benefit commencement date, the following rules shall apply; for all other Participants, the rules of this Subsection as in effect on the date of the Participant's termination of Employment shall apply.

                                    (i)      A Participant's Final Average
                  Earnings shall be calculated by taking into account Earnings after the Participant's attainment of his Normal Retirement Date;

                                                                            4-13


                                    (ii)     A Participant's Primary Social
                  Security Benefit shall be computed by reference to the Social Security Benefit payable to the Participant in the year the Participant's benefit commences;

                                    (iii)    A Participant's Years of Employer
                  Service and Years of Plans and Association Service shall be computed by taking into account service subsequent to attainment of his Normal Retirement Date; and

                                    (iv)     For purposes of Section 4.11 (a)
                  concerning nonduplication of benefits, the offset shall be applied by reducing the benefit payable under the Program for the life of the Participant commencing at the benefit commencement date.

                                    In the event the Participant's Delayed
                  Retirement Benefit is computed or recomputed after the benefit commencement date, as provided in paragraph (b)(1), the above factors shall be applied as of the recomputation date.

                  (C) COORDINATION WITH SECTION 4.13. Payment of benefits under Section 4.03 shall be subject to the rules prescribed in Section 4.13 regarding suspension of benefits. If a Participant who is not receiving his Normal Retirement Benefit is in the Employment of the Employer after his Normal Retirement Age, is an active Participant, but does not work the Hours of Service specified in Section 4.13(a), his benefits will be paid in accordance with
Section 4.13(a). Those Participants having one Hour of Service on or after January 1, 1988 shall in such case continue to accrue and be paid benefits under the Program as provided in Section 4.03(b).

                  4.04     EARLY RETIREMENT.

                  (A) CONDITION. A Participant whose Employment with the Employer is terminated for reasons other than death on or after his Early Retirement Age but prior to his Normal Retirement Date and upon completion of 5 Years of Plans and Association Service shall be entitled to receive an Early Retirement Benefit, and his Early Retirement Date shall be the first day of the month coincident with or next following the date on which said Employment terminates.

                  (B) EARLY RETIREMENT BENEFIT. The Early Retirement Benefit payable to a Participant who satisfies the condition in Section 4.04(a) shall be in a form permitted under the Program as provided in Article 5, equal to either (1) or (2) below,

                                                                            4-14


                           (1) An Early Retirement Benefit which is computed in accordance with Section 4.02(b) and which shall commence on (check one) [ ] the Participant's Normal Retirement Date or [X] the later of the first day of the month coincident with or next following the date on which the Participant attains age 62 or the first day of the first month coincident with or next following his termination of Employment by a Plan, if he is then living; or

                           (2) a reduced Early Retirement Benefit, if requested in writing to the Employer by the Participant, which shall commence on the first day of the month coincident with or next following the Participant's Early Retirement Date or, commencing on the first day of a month specified by the Participant which is subsequent to his Early Retirement Date and prior to the date selected in Section 4.04(b)(1) above, determined under the provision checked below:

                           [X] (i)   The Actuarial Equivalent of (check one) [ ]
                  the Early Retirement Benefit in (1) above commencing on the Participant's Normal Retirement Date; or [X] the Early Retirement Benefit computed as if the benefit in (1) above were payable at age 62 if the Participant has not attained age 62, or if the Participant has attained age 62, the amount of the deferred Early Retirement Benefit computed in (1) above.

                           [ ] (ii)  the Early Retirement Benefit in (1) above
                  reduced by (check one): [ ] ___% for each calendar month (which is _______% per year), if any, by which the commencement of the benefit precedes the Participant's Normal Retirement Date; or [ ] ___% for each calendar month (which is ___% per year), if any, by which the commencement of the benefit precedes the first of the month coincident with or next following the date the Participant would attain age 62.

                           [ ] (iii) the Early Retirement Benefit in (1) above
                  reduced as follows (check one): [ ] for a Participant whose benefit commences on or after age 60 but prior to age 65, the benefit will be reduced by 2/3 of 1% for each calendar month (which is 8% per year) by which commencement of the benefit precedes age 65, and for a Participant whose benefit commences on or after age 55 but prior to age 60, the benefit will be reduced by the sum of 40% and 1/3 of 1% for each calendar month (which is 4% per year) by which commencement of the benefit precedes age 60; or [ ] for a Participant whose benefit commences on or after age 57 but prior to age

                                                                            4-15


                  62, the benefit will be reduced by 2/3 of 1% for each calendar month (which is 8% per year) by which commencement of the benefit precedes age 62; and for a Participant whose benefit commences on or after age 55 but prior to age 57, the benefit will be reduced by the sum of 40% and 1/3 of 1% for each calendar month (which is 4% per year) by which commencement of the benefit precedes age 57.

                           If this box is checked [X] the Program (and/or
                  predecessor program qualified under ss. 401 of the Internal Revenue Code) specified the actuarial assumptions or conversion factors for determining a Participant's reduced early retirement benefit and an amendment(s) (including the adoption of this Program or a restated version of the Program) changed the actuarial assumptions or conversion factors for determining such Participant's benefit; therefore, any benefit payable to the Participant under this provision shall be no less than the reduced benefit as previously specified in Section 4.04(b)(2) (and/or the predecessor program, if applicable), determined as of the day immediately prior to the effective date of the amendment(s) (i.e., determined as of December 30, 1998) and computed on the basis of the actuarial assumptions or conversion factors in effect on such date(s).

                           A Participant whose benefits under the Program have
                  not commenced may change the date elected under (1) or (2) above prospectively on a request in writing to the Employer. Commencement of the Early Retirement Benefit shall be subject to the restrictions of Section 4.01(b) if applicable.

                  4.05     SPECIAL EARLY RETIREMENT BENEFIT.

                  (A) CONDITION. If this box [X] is checked, a Participant with 30 Years of Plans and Association Service, who has attained N/A years of age and is in the Employment of the Employer, may elect to retire at any time and shall receive, if he is then living, the Special Early Retirement Benefit in lieu of any other benefit under this Program. Such Participant's Special Early Retirement Date shall be the first day of the month coincident with or next following the date on which said Employment terminates.

                  (B)      SPECIAL EARLY RETIREMENT BENEFIT.

                           [X] (1)  The Special Early Retirement Benefit payable
to a Participant who satisfies the condition in Section 4.05(a) shall be in a form permitted under the Program as provided in Article 5, payable as an immediate benefit commencing on the Participant's Special

                                                                            4-16


Early Retirement Date and computed as of the date of commencement of the benefit in the manner set forth in Section 4.02(b). Commencement of the Special Early Retirement Benefit shall be subject to the restrictions of Section 4.01(b) if applicable.

                           [ ] (2)  The Special Early Retirement Benefit payable
to a Participant who satisfies the condition in Section 4.05(a) shall be in a form permitted under the Program as provided in Article 5, equal to either (i) or (ii) below:

                                    (i)      A Special Early Retirement Benefit
                  which is computed in accordance with Section 4.02(b), and which shall commence on the later of the first day of the month coincident with or next following the date on which the Participant attains age ______ or the first day of the first month coincident with or next following the Participant's termination of Employment with the Employer, or

                                    (ii)     A reduced Special Early Retirement
                  Benefit, if requested in writing to the Employer by the Participant, which shall commence on the Participant's Special Early Retirement Date or on the first day of a month specified by the Participant which is subsequent to the Participant's Special Early Retirement Date and prior to the date referenced in Section 4.05(b)(2)(i) above. The reduced Special Early Retirement Benefit shall be a benefit computed in accordance with Section 4.02(b), reduced by ____ of 1% for each calendar month (which is _____% per year), if any; by which the commencement of the benefit precedes the first of the month coincident with or next following the date the Participant would attain the age specified in Section 4.05(b)(2)(i) above.

                  A Participant whose benefits under the Program have not commenced may change the date elected under (i) or (ii) above prospectively on a request in writing to the Employer. Commencement of the Special Early Retirement Benefit under Section 4.05(b)(2) shall be subject to the restrictions of Section 4.01(b) if applicable.

                  4.06     PRE-RETIREMENT DEATH BENEFIT.

                  (A) CONDITION. A Participant's surviving Spouse shall be entitled to a Pre-Retirement Death Benefit if one of the following conditions is satisfied:

                           (1) The Participant's Employment with the Employer terminates by reason of death:

                                                                            4-17


                                    (i)      after the Participant has attained
                  his 55th birthdate and completed the number of Years of Plans and Association Service that are required of the Participant under Section 4.04(a), (if any); or

                                    (ii)     if this box [ ] is checked, after
                  the Participant has attained his birthdate and ____ Years of Plans and Association Service; or

                           (2) The Participant has completed 5 Years of Vesting Service (or otherwise has a nonforfeitable right to a benefit under the Program) and dies before his Annuity Starting Date, irrespective of whether he is then in the Employment of the Employer.

                   The Pre-Retirement Death Benefit may be waived pursuant to paragraph (e).

                  (B) COMMENCEMENT OF PRE-RETIREMENT DEATH BENEFIT. The Pre-Retirement Death Benefit payable when the condition in Section 4.06(a) has been satisfied shall commence on the first day of the calendar month coincident with or next following the later of the Participant's date of death or the date the Participant attained (or would have attained) his Normal Retirement Age (or such earlier age at which the benefit is no longer subject to reduction for early commencement). If a Participant dies before attaining the Normal Retirement Age, his surviving Spouse may elect to accelerate the commencement of the survivor annuity to the first day of any month coincident with or next following the later of the Participant's date of death or the date the Participant would have attained age 55. Notwithstanding the foregoing, if this box [ ] is checked, and a death benefit would have been payable in accordance with Section 4.06 of the Program, as in effect on December 31, 1984, with respect to a Participant who died prior to attaining age 55, then the Pre-Retirement Death Benefit payable with respect to a Participant whose Spouse would have been eligible for such benefit if the Participant had died on December 31, 1984, shall commence on the first day of the calendar month coincident with or next following the Participant's date of death.

                  Pre-Retirement Death Benefit payments shall be made on the first day of each month following the applicable commencement date, and the last payment shall be the payment due in the month in which the Spouse's death occurs.

                   (C)      AMOUNT OF PRE-RETIREMENT DEATH BENEFIT.

                           (1) In the case of a Participant who dies before attaining the Normal Retirement Age, the surviving Spouse shall receive monthly benefits equal to (check one):

                                                                            4-18


                           [X] (i)  the amount which would have been payable
                  to the Participant under Section 4.04(b)(1), without regard to the conditions expressed in 4.04(a), as a deferred benefit commencing at his Normal Retirement Date, computed as of his date of termination of Employment with the Employer, assuming in the case of a Participant who dies during such Employment that Employment had terminated on the date prior to the date of his death, multiplied by (aa) a percentage equal to 50% reduced by 2 percentage points for each complete year by which the commencement date for benefits under this Section precedes his Normal Retirement Date or (bb) a full 50% in the case of a Participant who was eligible for an immediate unreduced Special Early Retirement Benefit under Section 4.05(b) on the day prior to the date of his death; or

                           [ ] (ii) 50% of the amount which would have been
                  payable to the Participant under Section 4.08(b)(1) as a deferred benefit, without regard to the conditions expressed in Section 4.08(a), computed as of his date of termination of Employment with the Employer, assuming in the case of the Participant who dies during such Employment that Employment had terminated on the day prior to the date of his death.

                           (2) In the case of a Participant who dies on or after attaining the Normal Retirement Age, but prior to his Annuity Starting Date, his surviving Spouse shall receive monthly benefits equal to 50% of the amount that would have been payable to the Participant had he retired on the day before his death with an immediate straight life annuity computed in accordance with Section
         4.02 or 4.03.

                           (3) Notwithstanding paragraphs (1) and (2), in the event a Participant dies, after having made a valid election of Option C under Section 5.04 and designated his Spouse as the contingent Beneficiary, but prior to his Annuity Starting Date, his surviving Spouse shall receive the monthly benefit that would have been payable to her under Option C if the Participant had retired and started to receive benefits on the day before his death.

                           (4) Notwithstanding paragraphs (1) and (2), in no event will the benefits received by a surviving Spouse under the Pre-Retirement Death Benefit be less than the benefit the Spouse would have received as the survivor portion of the Joint and Survivor Benefit payable under the Program (i) where the Participant's death occurs after the date he attained age 55, as if the Participant had retired on the day before his death; or (ii) where

                                                                            4-19


         the Participant's death occurs on or before the date he attained age 55, as if the Participant had terminated Employment on the day of his death (or if earlier, the date the Participant actually terminated Employment), survived until age 55, retired, and died on the day thereafter.

                  (D) COST OF COVERAGE. If this box [ ] is checked, the amount otherwise payable to a Participant (or his surviving Spouse) under the Program shall be reduced by the applicable percentage for each complete month that the Pre-Retirement Death Benefit coverage was in effect after July 1, 1985. For purposes of the preceding sentence, the "applicable percentage" means the percentage specified in the following table, based on the Participant's age on the last day of each month of coverage:

                  Participant's Age          Applicable Percentage
                  ------------------------------------------------
                  55 and older               .0400%
                  50 to 54                   .0200%
                  45 to 49                   .0100%
                  40 to 44                   .0067%
                  35 to 39                   .0050%
                  under 35                   .0040%

                   Pre-Retirement Death Benefit coverage shall remain in effect until the date on which the earliest of the following occurs: the death of the Participant's Spouse, the entry of a final divorce decree dissolving the Participant's marriage, the date on which the spouse is no longer treated as the Participant's Spouse pursuant to regulations issued under ss.401 and ss.417 of the Internal Revenue Code, the Participant's Annuity Starting Date, or the waiver of coverage pursuant to paragraph (e). In addition, the Participant shall not be treated as having Pre-Retirement Death Benefit coverage for purposes of calculating the foregoing coverage charges prior to the later of the month in which the Participant is allowed to waive the coverage in accordance with paragraph (e) or the month in which the Participant receives Notice in accordance with paragraph (f); provided, however, that this limitation shall not apply for purposes of determining the charges for periods of coverage in Program Years beginning before January, 1, 1989.

                   With respect to a Participant who retired on his Early Retirement Date, but elected to defer commencement of his Early Retirement Benefit and was covered by the Spouse's benefit

                                                                            4-20


described in Section 5.01(b) of the Program as in effect on December 31, 1984, the amount otherwise payable to such Participant upon retirement shall also be reduced to take into account the charge imposed for survivor coverage up to December 31, 1984.

                  (E) WAIVER OF PRE-RETIREMENT DEATH BENEFIT. If the box in paragraph (d) is checked, then at any time during the election period, a Participant may elect to waive the Pre-Retirement Death Benefit coverage or revoke such waiver. Any election or revocation shall be made in writing on a form filed with the Employer in such manner as the Committee may determine. A Participant's election to waive the Pre-Retirement Death Benefit shall be ineffective unless the Participant's Spouse consents in writing to such election and the Spouse's consent acknowledges the effect of such election and is witnessed by an Employer representative of the Program or a notary public. The preceding sentence shall not apply if it is established to the satisfaction of the Program representative that the Spouse's consent cannot be obtained because there is no Spouse, because the Spouse cannot be located, or because of any other circumstances described in regulations issued under ss. 401 and ss. 417 of the Internal Revenue Code. The consent of a Participant's Spouse (or the establishment that such consent cannot be obtained) shall be effective only with respect to that particular Spouse. A Participant may revoke his election to waive the Pre-Retirement Death Benefit without the consent of his Spouse.

                  For purposes of this paragraph (e), the election period shall begin on the first day of the Program Year in which the Participant attains age 35, or, if earlier, on the date a Participant terminates his Employment prior to attaining age 35, and shall end on the date of the Participant's death. If an active Employee becomes a vested Participant prior to attaining age 35, such an Employee may, with spousal consent, in accordance with this paragraph (e), make a temporary election to waive the Pre-Retirement Death Benefit at any time beginning with the month in which he acquires a vested fight under the Program, and ending on the day before the first day of the Program Year in which he attains age 35; provided, however, that such temporary election, if not revoked earlier, shall become invalid on the first day of the Program Year in which the Participant attains age 35.

                  (F) NOTICE REQUIREMENTS. If the box in paragraph (d) is checked, then within the applicable notice period, the Employer shall furnish each Participant with a written explanation of the terms and conditions of the Pre-Retirement Death Benefit and the rights of the Participant and his Spouse with respect thereto. Such explanation shall be provided in a manner consistent with the regulations prescribed under ss. 401 and ss. 417 of the Internal Revenue Code. In the case

                                                                            4-21


of an Employee who becomes a Participant on or before the first day of the Program Year in which he attains age 32, the notice period shall begin on the first day of the Program Year in which the Participant attains age 32, and shall end on the last day of the Program Year preceding the Program Year in which the Participant attains age 35. In the case of an Employee who becomes a Participant after the first day of the Program Year in which he attains age 32, the notice period shall begin on the day he becomes a Participant and shall end twelve months later. In the case of an Employee who terminates his Employment prior to attaining age 35, the notice period shall begin one year prior to such date of termination and shall end one year after such date. Should such Participant return to the Employment of the Employer, the applicable notice requirements of this paragraph shall be observed. Additionally, in the case of an Employee who becomes a Participant before the first day of the Plan Year in which he attains age 32, the notice period with respect to the temporary election in Section 4.06(e) shall begin on the day the Participant first acquires a vested right under the Program.

                  (G) TRANSITION RULES. The provisions of this Section 4.06 shall apply to any Participant who is credited with at least one Hour of Service or one hour of paid leave on or after. August 23, 1984. In addition, any other Participant may elect to have the provisions of this Section 4.06 apply if such Participant has completed at least 10 Years of Vesting Service, including at least one Hour of Service after December 31, 1975, and such Participant was alive but not yet receiving benefits under the Program as of August 23, 1984. Every Participant eligible to make such election shall be notified of this right at such time and in such manner as the Secretary of the Treasury shall prescribe. If any such Participant elects to be covered by Section 4.06 of this Program, then, to the extent provided in paragraph (d) above, a coverage charge shall be applied against his retirement benefits for the period of coverage beginning on the date the election is made; and if; any such Participant had elected death benefit coverage under the terms of the Program in effect prior to January 1, 1985, any coverage charge arising under the terms of such Program shall also be applied against his retirement benefits for the period of coverage prior to the date the Participant elects to be covered under Section 4.06 of this Program. The relevant provisions of the Program in effect prior to January 1, 1985, shall apply with respect to any other Participant who was alive but not yet receiving benefits under the Program as of August 23, 1984.

                  (H) OPTIONAL PRE-RETIREMENT DEATH BENEFIT. If this box [ ] is checked, and if the box in paragraph (d) is not checked, then effective with respect to all Participants who are

                                                                            4-22


Employees on __________, the provisions of Section 4.06 shall be applied with the modifications set forth in this paragraph (h).

                           (1)      If, at the time of a Participant's death,
there is no surviving Spouse, but the condition in Section 4.06(a) is otherwise satisfied, the Participant's designated Beneficiary, if surviving, shall be entitled to a Pre-Retirement Death Benefit. For this purpose, "Beneficiary" shall mean the natural person or persons last designated by a Participant, in writing on forms of the Committee provided by the Employer, who shall receive the Pre-Retirement Death Benefit payable under this Section 4.06 upon the death of the Participant. The Participant may from time to time change his designation by filing a new written designation with the Employer. Such designation becomes effective only upon receipt by the Employer. If the Participant subsequently marries, any designation of a Beneficiary hereunder shall automatically become void. A married Participant may not designate a Beneficiary under this paragraph
(h) for a Pre-Retirement Death Benefit, whether or not the Participant's Spouse would otherwise consent to such designation.

                           (2) (i)   A Pre-Retirement Death Benefit payable to a
surviving Spouse shall commence in accordance with paragraph (b); provided, however, that in the event the Participant dies prior to attaining age 55, the surviving Spouse may elect to accelerate the commencement of such benefit to the first day of the calendar month coincident with or next following the Participant's date of death. A Pre-Retirement Death Benefit payable to a Participant's surviving Beneficiary shall commence on the first day of the calendar month coincident with or next following the Participant's date of death, and may not be deferred by the Beneficiary.

                               (ii)  A Pre-Retirement Death Benefit payable to a
surviving Spouse or a surviving Beneficiary shall be in the form of a monthly annuity for the life of the recipient in the amount specified below in paragraph
(3), or in the form of an equivalent lump sum, which lump sum shall be computed according to the interest rate and mortality assumptions used to calculate the Lump Sum payment under Section 5.03(b). The surviving Spouse or the surviving Beneficiary, as the case may be, may elect which form of payment is to be made; provided, however, that the payment to the surviving Spouse shall be in the form of a lump sum in the event the mandatory cash-out provisions of Section 4.15 apply; and provided further that the payment to the surviving Beneficiary shall be in the form of a lump sum in the event that the

                                                                            4-23


Beneficiary's lump sum equivalent is less than or equal to $5,000, or in the event that the dollar amount of the monthly annuity otherwise payable hereunder to that Beneficiary is less than $100.

                                    (iii)    Pre-Retirement Death Benefit
payments made in the form of a monthly annuity shall be made on the first day of each month following the applicable commencement date, and the last payment shall be the payment due in the month in which the recipient's death occurs. If a single sum payment of the Pre-Retirement Death Benefit is made hereunder, no further benefit shall be paid to the recipient of the lump sum.

                                (3) (i)      In the case of a Participant who
dies before attaining the Normal Retirement Age, the amount of the monthly benefit payable to an eligible surviving Spouse shall be determined in accordance with paragraph (c); provided, however, if the commencement date for the benefit is prior to the date the Participant would have attained age 55, the percentage referred to in paragraph (c)(1)(i)(aa) or paragraph (c)(1)(ii), as applicable, shall be the percentage specified in the table below, based on the relationship of the commencement date to what would have been the Participant's attained age at that time (check one):

         [ ]      where the box in Section 4.06 (c) (1) (i) is checked:

                                    Attained Age               Applicable Percentage
                                    ------------               ---------------------
                                    55                         30.0%
                                    54                         28.0%
                                    53                         26.0%
                                    52                         24.0%
                                    51                         22.0%
                                    50                         20.0%
                                    49                         19.0%
                                    48                         18.0%
                                    47                         17.0%
                                    46                         16.0%
                                    45                         15.0%
                                    44                         14.5%
                                    43                         14.0%
                                    42                         13.5%
                                    41                         13.0%
                                    40                         12.5%
                                    39                         12.0%
                                    38                         11.5%
                                    37                         11.0%
                                    36                         10.5%

                                                                            4-24


Attained Age                                 Applicable Percentage
------------                                 ---------------------
35                                           10.0%
34                                           9.5%
33                                           9.0%
32                                           8.5%
31                                           8.0%
30                                           7.5%
29                                           7.0%
28                                           6.5%
27                                           6.0%
26                                           5.5%
25                                           5.0%
24                                           4.5%
23                                           4.0%
22                                           3.5%
21                                           3.0%
20                                           2.5%
19                                           2.0%
18                                           1.5%
17                                           1.0%
16                                           0.5%



where the box in Section 4.06. (c) (1) (ii) is checked:

Attained Age                        Applicable Percentage
------------                        ---------------------
55                                  50.0%
54                                  47.0%
53                                  44.0%
52                                  41.0%
51                                  38.0%
50                                  35.5%
49                                  33.0%
48                                  30.5%
47                                  28.5%
46                                  26.5%
45                                  24.5%
44                                  23.0%
43                                  21.5%
42                                  20.0%
41                                  18.5%


                                                                            4-25

Attained Age                                 Applicable Percentage
------------                                 ---------------------
40                                            17.5%
39                                            16.5%
38                                            15.5%
37                                            14.5%
36                                            13.5%
35                                            12.5%
34                                            11.5%
33                                            10.5%
32                                            10.0%
31                                            9.5%
30                                            9.0%
29                                            8.5%
28                                            8.0%
27                                            7.5%
26                                            7.0%
25                                            6.5%
24                                            6.0%
23                                            5.5
22                                            5.0%
21                                            4.5%
20                                            4.0%




The minimum benefit set forth in paragraph (c)(4) shall not apply if the commencement date for the Pre-Retirement Death Benefit precedes the date the Participant would have attained age 55.

                  (ii) In the case of a Participant who dies on or after attaining the Normal Retirement Age, but prior to the Annuity Starting Date, the amount of the monthly benefit payable to an eligible surviving Spouse shall be determined in accordance with paragraph (c).

                  (iii) In the event the Pre-Retirement Death Benefit is payable to a surviving Beneficiary other than the surviving Spouse, the amount of the monthly benefit shall be calculated under paragraph (c) and this paragraph (h)(3) in the same manner as if the surviving Beneficiary had been a surviving Spouse; provided, however, that if the Pre-Retirement Death Benefit is payable to a surviving Beneficiary who is more than 5 years younger than the Participant, the amount of the monthly benefit otherwise payable hereunder shall be reduced by .4 percent for each year (or fraction thereof) in excess of 5 that the surviving Beneficiary is younger than the Participant; and provided further that the minimum benefits prescribed by

                                                                            4-26

paragraph (c)(3) and (c)(4) shall not apply in determining the amount of benefit payable to a surviving Beneficiary.

                  (iv) In the event the Participant designates more than one Beneficiary, the amount determined under the applicable portion of Section 4.06(c)(1) or (2), to be the monthly amount which would have been payable to the Participant, will be divided equally among the Beneficiaries and adjusted as follows. The benefit payable to each of the Beneficiaries shall be determined by applying Section 4.06(h)(3)(iii) to the portion of the Participant's benefit allocated with respect to the Beneficiary under the preceding sentence. The mandatory cash-out provisions of Section 4.06(h)(2)(ii) shall be applied separately to each Beneficiary pursuant to that section, based on the value of the benefit payable to that Beneficiary.

                  (v) If a single Participant does not designate a Beneficiary, or if the Beneficiary designated by such Participant dies before the Participant and no Beneficiary is named, the following shall be the Participant's Beneficiary:

         (aa)     the Participant's surviving issue, per stirpes, or if none;

         (bb)     the Participant's surviving parents, or if none;

         (cc)     the Participant's estate.

The benefit payable to a Beneficiary designated under this subparagraph (v) shall be determined in the manner set forth in subparagraph (iv), except that if the Participant's Beneficiary is the Participant's estate, the benefit shall be paid to the estate in the form of a lump sum on the first day of the calendar month coincident with or next following the Participant's date of death, or as soon as practicable thereafter. For purposes of determining the value of that lump sum benefit, the estate will be deemed to be a single Beneficiary that is the same age as the Participant.


         4.07 NO DEATH BENEFITS EXCEPT AS SPECIFIED. Death benefits shall not be payable hereunder except as specifically provided in Section 4.06 or under the terms of an optional form of benefit selected by the Participant. This exclusion applies to, but is not limited to, the following:

         (a) A death benefit shall not be payable under the Program if a Participant dies, after benefit payments to the Participant have commenced unless the form of benefit specifically provides for a death benefit.

         (b) Except as provided in Section 4.06 hereof, a death benefit shall not be payable under the Program if a Participant dies while not in the Employment of a Plan and at a time when benefit payments to the Participant never had commenced.

                                                                            4-27

         (c) A death benefit shall not be payable under the Program if a Participant dies prior to termination of Employment with a Plan except as provided in Section 4.06 hereof.

         4.08     VESTING.

         (a) CONDITION. A Participant whose Employment with the Employer is terminated and who is not entitled to an Early Retirement Benefit under Section 4.04(a) shall be entitled to a Vested Benefit if he completes 10 years of Vesting Service which may include service subsequent to said termination of Employment as provided in Section 1.28. Effective January 1, 1989, a Participant who is in the Employment of a Plan on or after such date shall be entitled to a Vested Benefit upon termination of Employment if he completes 5 Years of Vesting Service which service may also include service subsequent to the Participant's termination of Employment as provided in Section 1.28.

         (b) VESTED BENEFIT. The Vested Benefit payable to a Participant who satisfies the condition in Section 4.08(a) shall be in a form permitted under the Program and determined as specified in (1) or (2) below:

                  (1) A benefit specified in (i), (ii), or (iii) below, whichever is checked:

                                    [X](i)   a benefit, which shall commence at
                  (check one) [X] the first day of the month coincident with or next following the Participant's attainment of his Normal Retirement Age or [ ] the first day of the month coincident with or next following the date on which the Participant attains his 62nd birthdate, if he is then living, computed as of his date of termination of Employment with the Employer in the manner set forth in Section 4.02(b); or

                                    [ ](ii)   a benefit which shall commence at
                  (check one) [ ] the first day of the month coincident with or next following the Participant's attainment of his Normal Retirement Age or [ ] the first day of the month coincident with or next following the date on which the Participant attains his 62nd birthdate, if he is then living, computed as of his date of termination of Employment with the Employer in the manner set forth in Section 4.02(b) except that the denominator of the fraction specified in Section 4.02(b) (2),
                  (3), or (4) is the greater of the number of Years of Plans and Association Service which the Employee would have had if he had remained an Employee to his Normal Retirement Age or the denominator specified in Section 4.02(b) (2), (3), or (4), whichever is applicable (but the fraction shall not be greater than one).

                                                                            4-28

                                    [ ](iii)  a benefit which shall commence at
                  (check one) [ ] the first day of the month coincident with or next following the Participant's attainment of his Normal Retirement Age or [ ] the first day of the month coincident with or next following the date on which the Participant attains his 62nd birthdate, if he is then living, computed as of the first day of the month coincident with or next following attainment of his Normal Retirement Age in the manner set forth in Section 4.02(b) (2), (3) or (4), except that the resultant fraction shall be equal to one, and based on his Final Average Earnings and his Earnings as of his date of termination of Employment with the Employer and then multiplied by a fraction the numerator of which is the Participant's Years of Plans and Association Service as of his date of termination of Employment with the Employer and the denominator of which is the greater of the number of Years of Plans and Association Service which the Employee would have had if he had remained an Employee to his Normal Retirement Age or the denominator specified in Section 4.02(b)(2), (3), or (4), whichever is applicable (but the fraction shall not be greater than one).

                           (2)      A reduced Vested Benefit if requested in
writing to the Employer by the Participant, commencing on the first day of the month coincident with or next following the Participant's Early Retirement Age or on the first day of a month specified by the Participant which is subsequent to his Early Retirement Age and prior to the date selected in Section 4.08(b)(1)(i), (ii), or (iii) above, determined under the provision checked below:

                                    [X](i) a benefit which is the Actuarial
                  Equivalent of the benefit specified in [X](1)(i), [ ](1)(ii), or [ ](1)(iii) of this Section 4.08, as checked above, or

                                    [ ](ii) a benefit specified in [ ](1)(i),
                  [ ](1)(ii), or [ ](1)(iii) of this Section 4.08, as checked above, reduced by , ___% for each calendar month (which is __% per year) by which the date of commencement of the benefit precedes the date selected in Section 4.08(b)(1)(i), (ii), or
                  (iii) above, or

                                    [ ](iii) a benefit specified in [ ](1)(i),
                  [ ](1)(ii) or [ ](1)(iii) of this Section 4.08, as checked above, reduced as follows (check one):

                                    [ ] for a Participant whose benefit
                  commences on or after age 60 but prior to age 65, the benefit will be reduced by 2/3 of 1% for each calendar month

                                                                            4-29

                  (which is 8% per year) by which commencement of the benefit precedes age 65, and for a Participant whose benefit commences on or after age 55 but prior to age 60, the benefit will be reduced by the sum of 40% and 1/3 of 1% for each calendar month (which is 4% per year) by which commencement of the benefit precedes age 60; or

                                    [ ] for a Participant whose benefit
                  commences on or after age 57 but prior to age 62, the benefit will be reduced by 2/3 of 1 % for each calendar month (which is 8% per year) by which commencement of the benefit precedes age 62; and for a Participant whose benefit commences on or after age 55 but prior to age 57, the benefit will be reduced by the sum of 40% and 1/3 of 1 (degree)/a for each calendar month (which is 4% per year) by which commencement of the benefit precedes age 57.

         If this box is checked [X] the Program (and/or predecessor program qualified under ss.401 of the Internal Revenue Code) specified the actuarial assumptions or conversion factors for determining a Participant's reduced vested benefit, and an amendment(s) (including the adoption of this Program or a restated version of the Program) changed the actuarial assumptions or conversion factors for determining such Participant's benefit; therefore, any benefit payable to the Participant under this provision shall be no less than the reduced benefit as previously specified in Section 4.08(b)(2) (and/or the predecessor program, if applicable), determined as of the day immediately prior to the effective date of the amendment(s) (i.e., determined as of December 30.
1998) and computed on the basis of the actuarial assumptions or adjustment factors in effect on such date(s).

         A Participant whose benefits under the Program have not commenced may change the date elected under (1) or (2) above prospectively on a request in writing to the Employer. Commencement of the Vested Benefit shall be subject to the restrictions of Section 4.01(b) if applicable.

         4.09 OTHER TERMINATION OF EMPLOYMENT. If a Participant's Employment by a Plan is terminated and he or his Beneficiary is not eligible to receive a benefit under any preceding Section of Article 4 or under Section 4.16, no benefit shall be payable under the Program. In such event, any nonvested benefit of the Participant shall be disposed of in accordance with the deemed cash-out rules of Section 4.15.

                                                                            4-30

         4.10 COST-OF-LIVING ADJUSTMENT. If an amendment is adopted as provided below and submitted to the Committee, the benefit payable to a Participant who has one Hour of Service on or after January 1, 1988, or to such Participant's Beneficiary, or to such Participant's domestic relations order (such alternate payee shall be referred to as an "eligible alternate payee") shall be adjusted in accordance with the method selected below; otherwise the adjustment shall be in accordance with this Section as in effect on December 31, 1987.

         [ ](A) INCREASE RELATED TO THE CONSUMER PRICE INDEX. The benefit of a Participant, Beneficiary or eligible alternate payee shall be increased by a percentage of said benefit as of the first month designated by the Employer of the year for which the Employer adopts an amendment invoking this Section 4.10(a). Such percentage shall equal the excess of the Annual Consumer Price Index percentage (the Index for all Urban Consumers issued by the Department of Labor) for the year preceding that for which such amendment is adopted over the prior Consumer Price Index percentage for the year in which the benefit hereunder commenced or was last adjusted pursuant to this Section 4.10, whichever occurred later.

         [ ](B) PERIODIC PERCENTAGE INCREASE. The benefit of a Participant, Beneficiary or eligible alternate payee which has commenced at least twelve months prior to the effective date of the amendment hereunder shall be increased by ___% as of the first month designated by the Employer of the year for which the Employer adopts an amendment invoking this Section 4.10(b).

         [ ](C) PERCENTAGE INCREASE RELATED TO YEARS OF RETIREMENT. The benefit of a Participant, Beneficiary or eligible alternate payee which has commenced at least twelve months prior to the effective date of the amendment hereunder shall be increased by a percentage figure as of the first month of the year for which the Employer adopts an amendment invoking this Section 4.10(c). This percentage shall equal ___% multiplied by the number of complete years which have elapsed since the Participant's, Beneficiary's or eligible alternate payee's benefit was last increased under this Section 4.10, whichever occurred later. In no event shall the increase for a Participant, Beneficiary or eligible alternate payee be less than __nor more than ___.

               For purposes of this Section 4.10, if the amount of the benefit being paid to a Participant is limited by the Defined Benefit Dollar Limit (as defined in Section 4.12(a)), any

                                                                            4-31

cost-of-living adjustment adopted by an Employer under this Section 4.10 shall be applied to the amount of benefit being paid, but only to the extent permitted under Section 4.12.

         4.11 NON-DUPLICATION OF BENEFITS. Benefits are provided under this Program for prior service with the Employer and other Plans, but it is the intent of this Program to avoid duplication of benefits provided under this Program and the pension programs of such Plans with respect to such prior service. The term "pension program" refers to a program which satisfies the requirements of ss.401 (a) of the Internal Revenue Code of 1986. The following rules shall apply for the purpose of eliminating duplication:

         (a) A benefit payable under this Program, including a pre-retirement death benefit, shall be offset by the amount of employer-paid benefits earned under a pension program of a Plan for a period of service for which credit is given under this Program. Generally the offset shall be applied by reducing the benefit payable to the Participant under the Program for the life of the Participant commencing at age 65 by the benefit payable under the pension program of the other Plan in the same form and commencing at the same time; the resulting benefit shall be paid at the time and in the form determined under the provisions of the Program. If the other Plan was merged with the Employer, or if the Employer and the other Plan conducted joint operations at the same principal place of business, the offset shall be applied by reducing the benefit payable to the Participant under this Program at the time of commencement by the Actuarial Equivalent of the benefit payable under the pension program of the other Plan if the benefit under this Program commences prior to the Participant's Normal Retirement Age. The offset shall be made if the Participant's benefit under the other program is or was nonforfeitable, regardless of whether the Participant has taken his prior benefit in a form other than the form in which benefits are payable under this Program or, in the case of an offset applied to a pre-retirement death benefit, has failed to elect, or has waived, an optional form of benefit which would have provided a death benefit to his spouse. Further, the offset shall be made if this Program is terminated based on the benefit credited to the Participant under the other Plan's pension program at the time of this Program's termination if the Participant has vested in that benefit, regardless of whether that benefit is ultimately paid to the Participant. However, a Participant's benefit under this Program shall not be less than the benefit would have been if credit had not been given for the prior service with the other Plan.

         (b) A benefit payable under this Program shall be offset by any benefit previously earned and payable to the Participant or his Beneficiary under this Program. The offset shall be

                                                                            4-32

applied by reducing the current benefit payable to the Participant under this Program at the time such benefit commences by the prior benefit, including the value of any applicable cost of living adjustment and excluding any special early retirement supplement, payable under the Program (expressed in the form of a comparable lifetime only benefit in accordance with the relevant actuarial conversion factors specified in the Program).

         (c) If prior to January 1, 1974, the Employer maintained a Disability Retirement Program under a Trust administered by the same Trustee as this Program, jointly with this Trust, an Employee who was disabled prior to January 1, 1974, and who is entitled to a benefit under the Disability Retirement Program, shall be entitled to a benefit from this Program reduced by the amount of the benefit payable to the Participant under the Employer's Disability Retirement Program.

         4.12     LIMITATIONS ON BENEFITS.

         (A) BASIC LIMITATION. Subject to the adjustments hereinafter set forth, the maximum annual amount of retirement benefit payable to a Participant under this Program, when expressed as an annual benefit, shall not exceed the lesser of:

                  (1)      the Defined Benefit Dollar Limit or

                  (2) 100% of the Participant's average compensation for the three consecutive calendar years during which he was a Participant and had the greatest aggregate compensation from the Employer.

         Such amount is referred to herein as the Maximum Permissible Amount.

         For purposes of this Section, the term "annual benefit" means the benefit that is payable annually to a Participant in the form of a straight lifetime benefit with no ancillary benefits, and the term "compensation" includes a Participant's wages, salaries, and other amounts received for personal services actually rendered in the course of employment with the Employer (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, and bonuses). The term "compensation" does not, however, include contributions made by the Employer to a program of deferred compensation to the extent that (before the application of the limitations of ss.415 of the Internal Revenue Code to that program) the contributions are not includable in the gross income of the Employee for the taxable year in which contributed, or other amounts which receive special tax benefits (such as premiums for group term life insurance, but only to the extent that the premiums are excludable from the gross income of the Employee). Nevertheless, any

                                                                            4-33

elective deferrals or contributions as described in ss. 415(c)(3)(D) of the Internal Revenue Code that are made with respect to an Employee shall be considered as "compensation" in the year such amounts are deferred or contributed, and any amounts received by an Employee pursuant to an unfunded non-qualified program shall be considered as "compensation" in the year such amounts are includable in the gross income of the Employee. The term "Defined Benefit Dollar Limit" shall mean the dollar limit specified in ss.415(b)(1)(A) of the Internal Revenue Code.

                  (b) ADJUSTMENTS to Basic Limitation. For purposes of applying the limitation described in Section 4.12(a), the following adjustments shall be made:

                           (1) ADJUSTMENTS FOR OTHER Forms of BENEFIT. When a benefit is payable in any form other than a straight lifetime benefit or a qualified joint and survivor benefit with the Employee's Spouse, the benefit shall be adjusted to an actuarially equivalent annual benefit before applying the limitations of this Section 4.12. Effective January 1, 1995, with respect to benefits commencing on or after such date, the actuarially equivalent annual benefit for these purposes will be equal to the greater of the annual benefit computed using the interest rate and mortality table (or other tabular factor) specified in the Program for adjusting benefits in the same form, and the annual benefit computed using a 5 percent interest rate assumption and the Applicable Mortality Table. For these purposes the Applicable Mortality Table is the mortality table that is prescribed by the IRS based on the prevailing commissioners' standard table (described in ss. 807(d)(5)(A) of the Internal Revenue Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of ss. 807(d)(5)). In determining the actuarially equivalent annual benefit for a benefit form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving Spouse), the following phrases shall be substituted for "a 5 percent interest rate assumption" for purposes of making the above adjustment:

                                    (i) With respect to benefits commencing on
                           or after January 1, 1995, and before July 1, 1996, "for any calendar quarter, the annual interest rate on 30-year Treasury securities as specified by the IRS for the

                                                                            4-34

                           fifth full calendar month preceding the first day of such calendar quarter"; or

                                    (ii) With respect to benefits commencing on
                           or after July 1, 1996, the "Applicable Interest Rate," as defined in Section 5.03(b)(1)".

                           (2) ADJUSTMENT FOR COMMENCEMENT BEFORE SOCIAL SECURITY RETIREMENT AGE. If the benefit payable to a Participant under the Program begins before the Participant attains his Social Security Retirement Age, then the Defined Benefit Dollar Limit shall be adjusted, in accordance with such rules as the Secretary of the Treasury may prescribe, so that it is actuarially equivalent to an annual benefit in the amount of the Defined Benefit Dollar Limit commencing at his Social Security Retirement Age. The adjustment shall be consistent with the reduction for old-age insurance benefits commencing before the Social Security Retirement Age under the Social Security Act, and the Defined Benefit Dollar limit for benefits commencing before age 62 shall be the actuarial equivalent of the limit for benefits commencing at age 62, calculated as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for early retirement benefits, and the equivalent annual benefit computed using a 5 percent interest rate assumption and the Applicable Mortality Table. For these purposes the Applicable Mortality Table is the mortality table that is prescribed by the IRS based on the prevailing commissioners' standard table (described in ss. 807(d)(5)(A) of the Internal Revenue Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of ss. 807(d)(5)). Notwithstanding the foregoing, with respect to benefits commencing on or after January 1, 1995, and before August 21, 1996, that are payable in a form other than a nondecreasing annuity payable for a period of not less than the life of the Participant (or, in the case of a qualified pre-retirement survivor annuity, the life of the surviving Spouse), the following phrases shall be substituted for "a 5 percent interest rate assumption" for purposes of making the above adjustment:

                                    (i)      With respect to benefits commencing
                           on or after January 1, 1995, and before July 1, 1996, "for any calendar quarter, the annual

                                                                            4-35

                           interest rate on 30-year Treasury securities as specified by the IRS for the fifth full calendar month preceding the first day of such calendar quarter";

                                    (ii) With respect to benefits commencing on
                           or after July 1, 1996, and before August 21, 1996, "the "Applicable Interest Rate," as defined in
                           Section 5.03(b)(1)".

                           (3) ADJUSTMENT FOR COMMENCEMENT AFTER SOCIAL SECURITY RETIREMENT AGE. If the benefit payable to a Participant under the Program begins after the Participant attains his Social Security Retirement Age, then the Defined Benefit Dollar Limit shall be adjusted so that it is actuarially equivalent to an annual benefit in the amount of the Defined Benefit Dollar Limit commencing at the Social Security Retirement Age. The actuarially equivalent amount of annual benefit shall be calculated as the lesser of the equivalent annual benefit computed using the interest rate and mortality table (or other tabular factor) equivalence for delayed retirement benefits, and the equivalent annual benefit computed using a 5 percent interest rate assumption and the Applicable Mortality Table. For these purposes the Applicable Mortality Table is the mortality table that is prescribed by the IRS based on the prevailing commissioners' standard table (described in ss. 807(d)(5)(A) of the Internal Revenue Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of ss. 807(d)(5)).


                  (c) COST OF-LIVING ADJUSTMENTS. The Defined Benefit Dollar Limit will be automatically adjusted for increases in the cost of living in accordance with regulations prescribed by the Secretary of the Treasury pursuant to the provisions of ss.415(d) of the Internal Revenue Code. Such adjustments to the Defined Benefit Dollar Limit shall be applicable to the benefit of a Participant who is in the Employment of the Employer. Such adjustments shall also be applicable to the benefit of a Participant whose Employment with the Employer has terminated, but whose benefit has not yet commenced, and the particular Defined Benefit Dollar Limit that shall apply to the benefit of such a Participant shall be the Limit in effect in the year of the benefit commencement date. Such adjustments to the Defined Benefit Dollar Limit shall be applicable to a Participant whose benefit under the Program has commenced prior to the calendar year of the adjustment and who is no longer accruing benefits under the Program; provided, however, that in no event shall the amount of benefit paid to the Participant following such

                                                                            4-36

adjustment exceed the amount payable to the Participant upon benefit commencement, plus any cost-of-living adjustment provided under Section 4.10 of the Program.

         (d) PRESERVATION OF ACCRUED BENEFIT. If any Participant's accrued benefit under the Program at the close of the last calendar year beginning before January 1, 1983, when expressed as an annual benefit, exceeds the limitation in effect under Section 4.12(a)(1) for any subsequent year, then the limitation of Section 4.12(a)(1) with respect to such Participant shall be equal to the amount of such accrued benefit. In determining the amount of any Participant's accrued benefit for the purposes of this paragraph, such accrued benefit shall include optional benefit forms; and no change in the terms of the Program after July 1, 1982, and no cost-of-living adjustment occurring after July 1, 1982, shall be taken into account. The transitional rule described in this paragraph shall not apply to any Participant if the Program was not in existence on July 1, 1982.

         In addition, for those Employees who were Participants as of January 1, 1987, if any such Participant's current accrued benefit under the Program exceeds the limitations described in Section 4.12(b)(2) or 4.12(g)(1), then for purposes of ss.415(b) and (e) of the Internal Revenue Code, the Defined Benefit Dollar Limit with respect to such Participant shall be equal to such current accrued benefit. For purposes of this paragraph, the term "current accrued benefit" shall mean a Participant's accrued benefit under the Program, determined as if the Participant had separated from service as of December 31, 1986, when expressed as an annual benefit within the meaning of ss.415(b)(2) of the Internal Revenue Code. In determining such benefit, any change in the terms and conditions of the Program, and any cost of living adjustment made after May 5, 1986, shall be disregarded.

         Finally, the restrictions in this Section 4.12 shall be modified as provided in ss.415(b)(2)(F) of the Internal Revenue Code with respect to Participants employed by organizations exempt from tax under Subtitle A of the Internal Revenue Code.

         (e) PARTICIPATION IN OTHER DEFINED BENEFIT PROGRAMS. The limitations in this Section with respect to any Participant who at any time has participated in any other defined benefit program maintained by the Employer shall apply as if the total benefits payable under all such defined benefit programs were payable from one program. For purposes of this paragraph and paragraph (h), the Employer shall include (1) any corporation that is a member of a controlled group of corporations (as defined in ss.414(b), as modified by ss.415(h), of the Internal Revenue Code) that includes the Employer, (2) any trade or business (whether or not

                                                                            4-37

incorporated) that is under common control (as defined in ss.414(c), as modified by ss.415(h), of the Internal Revenue Code) that includes the Employer, (3) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in ss.414(m) of the internal Revenue Code) that includes the Employer, (4) to the extent required in regulations prescribed by the Secretary of the Treasury under ss.414(n) of the Internal Revenue Code, with respect to benefits attributable to the Employer under ss.414(n)(1)(B), the leasing organization, and any other entity required to be aggregated with the Employer pursuant to regulations under ss.414(o) of the Internal Revenue Code.

         (f) BENEFITS NOT IN EXCESS OF $10,000. The provisions of this Section shall not apply to any Participant who has not at any time participated in any defined contribution program maintained by the Employer if his total annual benefit payable in accordance with this Section in any year is not in excess of $10,000.

         (g)      LESS THAN 10 YEARS OF PARTICIPATION OR SERVICE.

                           (1) In applying the Defined Benefit Dollar Limit of
         Section 4.12(a), the maximum annual retirement benefit payable to any Participant who has completed less than 10 years of participation in the Program shall be the Defined Benefit Dollar Limit multiplied by a fraction, the numerator of which is the number of years of the Participant's participation and the denominator of which is 10. To the extent provided by the Secretary of the Treasury in regulations, this fraction shall be applied separately with respect to each change in the benefit structure of the Program. Notwithstanding the preceding sentence, this fraction shall not be applied with respect to changes in the benefit structure of the Program that are adopted on or after August 3, 1992.

                           (2) In applying the Section 4.12(a) percent of compensation limit or the limit in Section 4.12(f), the maximum annual retirement benefit payable to any Participant who has completed less than 10 Years of Employer Service shall be the amount determined under
         Section 4.12(a) or Section 4.12(f), as the case may be, multiplied by a fraction, the numerator of which is the number of the Participant's Years of Employer Service and the denominator of which is 10.

                           (3) In no event shall the preceding Sections
         4.12(g)(1) or (2) reduce the limitations provided under ss.415(b)(1) and (4) of the Internal Revenue Code to an amount less than one-tenth of the applicable limitation (as determined without regard to this Section 4.12(g)).

                                                                            4-38

         (h)      LIMITATIONS FOR PARTICIPANTS IN A COMBINATION OF PROGRAMS.

         Effective for benefits paid on or after January 1, 2000, this sub-section (h) shall not be applicable, except in cases where application of this sub-section is necessary to avoid a duplication of benefits that otherwise would result between benefits paid under this Program and under any non-qualified supplemental retirement program of the Employer, such as may occur if payment under such non-qualified program was made prior to January 1, 2000.

                  (1) BASIC LIMITATION. In the case of a Participant who also has participated in a defined contribution program maintained by the Employer, the sum of the defined benefit program fraction and the defined contribution program fraction for any Program Year shall not exceed 1.0. In the event the sum of such fractions would exceed 1.0, the annual benefit payable under this Program shall be adjusted, or if this box [ ] is checked, the annual additions under the defined contribution program shall be limited, in order that the sum of the defined benefit program fraction and the defined contribution program fraction for any Program Year shall not exceed 1.0.

                  (2) DEFINITIONS. For purposes of applying the limitations of this Section 4.12(h), the following terms shall have the meanings indicated:

                           (i) The term "defined benefit program fraction" for a
                  Program Year shall mean the projected annual benefit of the Participant under the Program (determined as of the close of the year), divided by the lesser of

                                    (aa)     1.25, multiplied by the Defined
                           Benefit Dollar Limit in effect under Section
                           4.12(x)(1); or

                                    (bb) 1.4, multiplied by the amount which may
                           be taken into account under, Section 4.12(x)(2) with respect to such Participant for such year.

                           (ii) The term "defined contribution program fraction"
                  shall mean a fraction, the numerator of which is the sum of the annual additions to the Participant's account under all qualified defined contribution programs of the Employer for the current and all prior Program Years (including any amount allocated after December 31, 1985, to a key employee's post-retirement medical benefit account, as described in ss.419A(d) of the Internal Revenue Code), plus the sum of the annual additions attributable to the Participant's Employee

                                                                            4-39

         contributions to any qualified defined benefit programs of the Employer for the current and all prior Program years, and the denominator of which is the sum of the lesser of the following amounts determined for the current and for each prior Program Year:

                                    (aa)     1.25, multiplied by the dollar
                                             limitation in effect under
                                             ss.415(c)(1)(A) of the Internal
                                             Revenue Code for such Program Year;
                                             or

                                    (bb)     1.4, multiplied by 25 percent of
                                             the Participant's compensation for
                                             such Program Year.

                  With respect to Program Years beginning before January 1, 1976, the aggregate amount taken into account in the numerator of the fraction shall not exceed the aggregate amount taken into account in the denominator.

                           (iii) The term "annual addition" shall mean the sum
                  for any Program Year of the following amounts:

                                    (aa)     Employer contributions;

                                    (bb)     Forfeitures; and

                                    (cc)     Nondeductible Participant
                                             contributions.

                  With respect to any Program Year beginning prior to January 1, 1976, the amount of the Participant's contributions for such year shall be deemed to be an amount equal to the aggregate of the Participant's contributions to the program prior to January 1, 1976 (without regard to contributions made on or after October 2, 1973, which exceed the rate of Employee contributions prescribed under the terms of the program as of such date), in excess of 10 percent of his aggregate compensation for each Program Year of his participation prior to such date, multiplied by a fraction, the numerator of which is 1 and the denominator of which is the number of the Employee's years of participation in the program prior to January 1, 1976.

                  The annual additions for any Program Year beginning before January 1, 1987, shall not be recomputed to treat all nondeductible Participant contributions as annual additions.

                                                                            4-40

                 If the applicable requirements of ss.415 of the Internal Revenue Code as in effect for all Program Years beginning before January 1, 1987, were satisfied, an amount shall be subtracted from the numerator of the defined contribution program fraction (not exceeding such numerator) as prescribed by the Secretary of the Treasury so that the sum of the defined benefit program fraction and the defined contribution program fraction as computed under this section does not exceed 1.0 for such Program Year.

                 (3) SPECIAL PROCEDURE FOR YEARS AFTER 1982. Unless this box [ ] is checked, in applying the limitation of Section 4.12 (h)(1) with respect to any year ending after December 31, 1982, the amount taken into account in the denominator of tile defined contribution program fraction with respect to each Participant for all years ending before January 1, 1983, shall be an amount equal to the aggregate of the maximum additions which could have been made under the program on the Participant's behalf for each Program Year ending before January 1, 1983, multiplied by the transition fraction. For purposes of the preceding sentence, the term "transition fraction" means a fraction,

                           (i)      The numerator of which is the lesser of -

                                    (aa)     $51,875, or

                                    (bb)     1.4, multiplied by 25 percent of
                                             the Participant's compensation for
                                             the Program Year ending in 1981;
                                             and

                           (ii)     the denominator of which is the lesser of -

                                    (aa)     $41,500, or

                                    (bb)     25 percent of the Participant's
                                             compensation for the year ending in
                                             1981.

                  The procedure described in this paragraph (3) shall apply only to defined contribution programs that were in existence on or before July 1, 1982.

         4.13 SUSPENSION OF BENEFITS. Payment of benefits under the Program shall be suspended in accordance with the following provisions.

         (A)      CONTINUING EMPLOYMENT WITH THE EMPLOYER.

                  (1) CONDITIONS FOR SUSPENSION. If a Participant attains his Normal Retirement Age and remains in the Employment of the Employer, the benefits otherwise payable to the Participant under the Program shall be suspended (and permanently

                                                                            4-41

         withheld) as provided herein for any calendar month during which the Participant completes 84 or more Hours of Service.

                  (2) TERMINATION OF SUSPENSION. If benefit payments are suspended pursuant to this Section, benefit payments will start no later than (a) the first day of the third calendar month after the calendar month in which the conditions for suspension in paragraph
         (a)(1) are not satisfied; or, (b) if earlier than (a), for Participants who attain the age of 70 1/2 after December 31, 1987, if payment is required by Section 5.02, April 1 of the calendar year following the calendar year in which the Participant attains the age of 70 1/2, such payments to be made in accordance with the provisions of Section 5.02. The initial payment upon the start of benefits hereunder shall include any amounts withheld during the period beginning with the first month in which the conditions for suspension are not met and the month in which payments start, less any amounts which are subject to offset as described below.

                  (3) AMOUNT OF BENEFITS PAYABLE. In the case of a Participant who continues in the Employment of the Employer beyond his Normal Retirement Age and whose benefit then commences under paragraph (a)(1), upon the start of such payments, the amount of the Participant's benefit will be determined under Section 4.02 or Section 4.03 as applicable.

         (B) RECOVERY OF CERTAIN OVERPAYMENTS. Upon the start of benefit payments hereunder, the amount of the Participant's benefit shall be reduced by the amount of any payments previously made to the Participant for a calendar month in which conditions for suspension were satisfied. The amount of the offset or reduction which shall be made against any month's payment shall not exceed 25 percent of the benefit payment which would have been due the Participant but for the offset, except that in the case of the initial payment due the Participant upon resumption of payments, the offset or reduction may be applied without regard to the 25 percent limitation.

         (C) NOTICE. During the first calendar month in which the suspension of a Participant's benefits is implemented under this Section, the Committee will furnish to such Participant by personal delivery or first class mail a notice that his benefits are being suspended. The notice to the Participant will also contain such other information as is required by the regulations prescribed by the Secretary of Labor under 29 C.F.R. Part 2530.203-3(b)(4).

                                                                            4-42

         (D) DEFINITIONS. For purposes of this Section, the term "Hour of Service" shall be determined in accordance with Section 1.29, exclusive of paragraph (3) of that Section.

         (E) TRANSITION RULE. In the case of a rehired Participant who on December 31, 1998, was in the Employment of the Employer and whose benefits under this Program had previously commenced but thereafter had been suspended upon reemployment with the Employer in accordance with the provisions of this Section prior to January 1, 1999, the suspension of such benefits shall terminate effective as of January 1, 1999. Notwithstanding the foregoing, any benefits earned by the Participant following reemployment with the Employer shall be subject to the provisions of this Section as in effect on January 1, 1999.

         4.14 LEAVES OF ABSENCE. See Section 1.10 regarding unpaid Leaves of Absence.

         4.15 SMALL BENEFITS. In the event that the lump sum present value of any benefit payable to a Participant hereunder is less than or equal to $5,000, then the present value of such benefit is to be paid to the Participant in a single sum at the time the benefit would otherwise commence. Effective January 1, 1998, if the lump sum present value of any benefit payable to the Participant determined as of the Annuity Starting Date specified herein is less than or equal to $5,000, the present value of such benefit is to be paid to the Participant as of the first day of the month coincident with or next following the date of termination of Employment, which shall be the Annuity Starting Date for purposes of this calculation. Payment shall be made as soon thereafter as is reasonably practicable, but in no event later than 180 days after the Annuity Starting Date. If a Participant who has received the lump sum present value of his benefit is subsequently reemployed by the Employer, any benefit subsequently accrued shall be offset, in accordance with Section 4.11, by the value of the benefit previously paid. In the event that the present value of a Pre-Retirement Death Benefit payable to a Participant's surviving Spouse under Section 4.06 is less than or equal to $5,000, then the present value of such benefit is to be paid to the surviving Spouse in a single sum as of the first day of the calendar month next following the Participant's date of death. If any single sum payment is made in accordance with this Section 4.15, no further benefit will be payable to the Participant, his Beneficiary, or his surviving Spouse. For purposes of this Section 4.15, the lump sum present value of a benefit shall be computed according to the interest rate and mortality assumptions used to calculate the Lump Sum payment under Section 5.03(b). In the event the Participant's Employment by a Plan is terminated and he

                                                                            4-43

         or his Beneficiary is not entitled to receive any benefit under this Program, the Participant or his Beneficiary, as the case may be, shall be deemed to have received a distribution of zero under the Program as of the first day of the month coincident with or next following the date of termination of Employment, and the Participant's benefit under the Program shall thereupon be forfeited. If the Participant is subsequently employed by a Plan, such forfeited benefit shall automatically be reinstated, and shall be subject to the Program's vesting requirements, provided, however, that the benefit shall not be reinstated if the Participant's subsequent Employment with the Plan would be permanently disregarded under Section 1.28 in determining the Employee's Years of Vesting Service with respect to such benefit.

                  4.16 GRANTING CREDIT TOWARD ACCRUED BENEFITS FOR A PERIOD OF TOTAL AND PERMANENT DISABILITY. If this box is checked [ ] and a Participant is Totally and Permanently Disabled while he is in the Employment of the Employer, the Participant's Years of Plans and Association Service and Years of Vesting Service shall include, for all Program purposes except for Section 4.05, the period immediately following said termination of Employment during which the Participant is continuously Totally and Permanently Disabled. The Participant's Employment with the Employer shall be deemed not to have ceased until the earlier to occur of (i) the first day of the month in which the Participant no longer is Totally and Permanently Disabled, (ii) the date of the Participant's death, or (iii) the first day of the first month for which the Participant no longer receives long-term disability payments from a long-term disability program of the Employer. Notwithstanding the foregoing, in no event shall credit be given under this Subsection (a) during any period in which the Employer does not maintain a long term disability program covering any active Participant, except that a Participant who is already disabled and who continues to receive long term disability payments shall continue to receive credit in accordance with the preceding sentence.

                                                                             5-1

                                    ARTICLE 5
                                FORMS OF BENEFITS

         5.01 JOINT AND SURVIVOR BENEFIT.

                  (a) The benefit to which a Participant is entitled normally shall be payable in equal monthly installments in accordance with paragraph (1) or (2) hereof, subject to the conditions set forth therein unless the Participant elects, in the manner provided in Section 5.02, to have the benefit paid in another form permitted under Section 5.04.

                           (1) The benefit payable to a Participant who has a Spouse on the date the Participant's benefit commences shall be payable for the lifetime of the Participant, with one-half of the amount payable to the Participant continued thereafter for the lifetime of his Spouse. Such joint and survivor form shall be (check one):

                                    [X] (i) The Actuarial Equivalent of the
                  benefit which would have been payable only for the lifetime of the Participant.

                                    [ ] (ii) A form of benefit in which the
                  Participant receives 95% of the benefit which would have been payable only for the lifetime of the Participant reduced by .48 of 1 percentage point for each year by which the Participant's age exceeds age 55 and further reduced by .48 of 1 percentage point for each year by which his Spouse's age is less than the Participant's age or, when his Spouse's age exceeds the Participant's age, increased by .48 of 1 percentage point for each year by which his Spouse's age exceeds the Participant's age. In no event shall the amount of the benefit payable to the Participant exceed the benefit that otherwise would have been payable to him for his life only.

                                    [ ] (iii) A form of benefit in which the
                  Participant receives __% of the benefit which would have been payable only for the lifetime of the Participant.

                                    In no event shall the joint and survivor
                  form designated above be less valuable than any other optional form of benefit payable under the Program at the same time.

                           If this box is checked [X] the Program (and/or any predecessor program qualified under ss.401 of the Internal Revenue
         Code) specified the actuarial assumptions or conversion factors for determining the joint and survivor form of benefit, and an amendment(s) (including the adoption of this Program or a restated version of the Program) changed the actuarial assumptions or conversion factors for determining such

                                                                             5-2


         Participant's benefit, therefore, any benefit payable to the Participant under such joint and survivor form shall be no less than the joint and survivor benefit otherwise payable, determined as of the day immediately prior to the effective date of the amendments) i.e. determined as of December 30, 1998) and computed on the basis of the actuarial assumptions or conversion factors in effect on such date(s).

                           (2) The benefit payable to any Participant who does not have a Spouse on the date the Participant's benefit commences shall be a benefit payable only for the lifetime of the Participant.

                  (b) Except as provided in Section 4.06, no benefit shall be payable under the Program with respect to a Participant who retires or otherwise terminates Employment, and then dies prior to the Annuity Starting Date.

                  5.02 DISTRIBUTION REQUIREMENTS AND ELECTION OF OPTIONAL RETIREMENT BENEFITS.

                   (A)      REQUIRED DISTRIBUTIONS.

                           (1) GENERAL LIMITATIONS. Any distribution pursuant to a form of benefit provided under the Program shall be made in accordance with ss.401(a)(9) of the Internal Revenue Code and regulations prescribed by the Secretary of the Treasury under that section. Distributions made pursuant to any option elected by a Participant that provides for payments to a Beneficiary after the death of a Participant shall be made in accordance with regulations under ss.401(a)(9) of the Internal Revenue Code, including Treas. Reg. ss. 1.401(a)(9)-2. Any distributions required by the terms of a "qualified domestic relations order" under Section 8.08 shall also be in accordance with ss.401(a)(9) of the Internal Revenue Code and the regulations issued thereunder.

                           (2) DISTRIBUTIONS PRIOR TO PARTICIPANT'S DEATH. Notwithstanding any provision of the Program to the contrary (other than Section 5.02(a)(4)), distribution of a Participant's benefits shall commence as of April 1 of the calendar year following the later of the calendar year in which the Participant attains the age of 70 1/2 or the calendar year in which the Participant retires from the Employment of the Employer. In the case of a Participant who retires in a calendar year after the calendar year in which such Participant attains age 70 1/2, the Participant's accrued benefit shall be actuarially increased to take into account the period after age 70 1/2 in which the Participant was not receiving any benefits under the Program. In the case of a Participant who is a 5-percent owner (as

                                                                             5-3


         defined in Section 416 of the Internal Revenue Code) of the Employer (a "5-percent Owner") with respect to the Program Year ending in the calendar year in which the Participant attains age 70 1/2, distribution of such Participant's benefits shall commence as of April 1 of the calendar year following the calendar. year in which the Participant attains age 70 1/2, even if the Participant is still actively employed at that time. In the case of a Participant who is not a 5-percent Owner who attained age 70 1/2 at any time after December 31, 1994 and prior to January 1, 2001 and had made an irrevocable election to commence benefit payments while he is actively employed, payment hereunder shall commence as of April 1 of the calendar year following the calendar year in which the Participant attains the age of 70 1/2, unless otherwise permitted by law.

                           (3) DISTRIBUTION AFTER A PARTICIPANT'S DEATH. Notwithstanding any provision of the Program to the contrary (other than Section 5.02(a)(4)), any distribution following a Participant's death shall be subject to the following limitations. In the event a Participant dies after the distribution of his interest has commenced, the remaining portion of such interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect prior to the Participant's death. In the event a Participant dies before the distribution of his interest has commenced, payments (if any) shall be made in accordance with Section 4.06.

                           (4) TRANSITION RULE. Subject to the provisions of
         Section 5.02(a)(1) and 5.02(b), a Participant's interest shall be distributed in accordance with any valid, unrevoked election that was made or deemed to be made pursuant to Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act of 1982, notwithstanding the other limitations in paragraphs (2) and (3) above.

                  (B) ELECTION OF OPTIONAL RETIREMENT BENEFITS. A Participant who is entitled to receive a benefit payable under Section 4.02, 4.03, 4.04,
4.05 or 4.08 may elect to receive a benefit payable in accordance with the options set forth in Section 5.04 in lieu of all other benefits that he is entitled to receive from the Program. The election of any option (or the revocation thereof in accordance with paragraph (3) below) shall not be subject to the Committee's approval, but shall be made in writing on a form filed with the Committee in such manner as the Committee may determine and shall be subject to the limitations described in Section 5.02(a) and the following terms and conditions:

                                                                             5-4


                  (1) No more than 90 days and no less than 30 days prior to the Participant's Annuity Starting Date, the Employer shall provide the Participant with a written explanation of

                           (i) the terms and conditions of the joint and survivor benefit described in Section 5.01(a)(1), and a general description of the material features (including relative values and deferral rights, if any) of the optional forms of benefit under the Program;

                           (ii) the Participant's right to make, and the effect of making, an election to waive such joint and survivor benefit, including the Participant's right to have at least 30 days to consider such election;

                           (iii) the rights of the Participant's spouse with respect to such election; and

                           (iv) the right of the Participant to revoke, and the effect of revoking, a prior election to waive such joint and survivor benefit. Notwithstanding the foregoing, the 30-day advance notification requirement of this paragraph (1) may be waived in the event the Participant, following the provision of the written explanation described herein, properly elects a form of distribution with an earlier Annuity Starting Date, provided that the designated Annuity Starting Date is consistent with the distribution limitations prescribed in Section 4.01(b).

                  (2) A Participant may elect an optional form of benefit payment at any time following the receipt of the above explanation and within 90 days of the Annuity Starting Date, but if the Participant has a Spouse, such election shall be ineffective without the consent of such Spouse. The Spouse's consent must acknowledge the effect of such election, the optional form of benefit elected, and, if applicable, the specific nonspouse beneficiary designated, and must be witnessed by an Employer representative or a notary public. Notwithstanding the foregoing, a Participant's election shall be effective without the consent of his Spouse if (i) the Participant elects Option C and designates his Spouse as the contingent Beneficiary, inasmuch as the benefits provided under Option C are qualified joint and survivor annuities (within the meaning of ss.417(b) of the Internal Revenue Code) and are actuarially equivalent to the benefit described in Section 5.01(a)(1) of the Program, or (ii) it is established to the satisfaction of the Employer representative that such consent cannot be obtained because there is no Spouse,

                                                                             5-5


because the Spouse cannot be located, or because of any other circumstances described in regulations issued under ss.401 and ss.417 of the Internal Revenue Code. Any consent by a Spouse (or any establishment that such consent cannot be obtained) shall be effective only with respect to such Spouse.

                  (3) A Participant, in his sole discretion, may revoke his election to waive the joint and survivor form of benefit at any time prior to his Annuity Starting Date, or, if later, the expiration of the seven-day period (or such shorter period allowed under IRS rules) beginning the day after the date the written explanation described in paragraph (1) is provided. If a Participant divorces his Spouse prior to his Annuity Starting Date, any valid elections made when the Participant was married shall remain valid unless the Participant makes a new election or is remarried.

                  (4) The relevant provisions of Section 5.02(b) shall apply after December 31, 1984, to any Participant who is credited with at least one Hour of Service or one hour of paid leave with the Employer on or after August 23, 1984. The relevant provisions of the Program, as in effect prior to December 31, 1984, shall continue to apply with respect to all other Participants. In addition, any Participant described in the following sentence may elect, at any time prior to the date his benefits begin, to have his benefits paid in accordance with the provisions of Section 5.02(b), as in effect on December 31, 1984. A Participant shall be eligible to make such election if he was credited with at least one Hour of Service under the Program on or after September 2, 1974, he was not credited with any Hours of Service after December 31, 1975, and he was still alive but not receiving benefits under the Program as of August 23, 1984. Every Participant eligible to make such election shall be notified of this right at such time and in such manner as the Secretary of the Treasury may prescribe. Such election shall be made no later than the date the Participant's benefits begin (or the date of the Participant's death, if earlier). No death benefits shall be payable with respect to such a Participant if he dies prior to his Annuity Starting Date.

                                                                             5-6


                  5.03 DETERMINATION OF OPTIONAL BENEFIT.

                  (A) FOR OPTIONS A, B, C OR D. Any benefit payable in accordance with Options A, B, C or D provided in Section 5.04 shall be determined as of the date benefits are to commence and in an amount determined pursuant to one of the following (check one):

                  [X] (1) A benefit that is the Actuarial Equivalent of the benefit that otherwise would be payable to the Participant for his life only, or

                  [ ] (2) A benefit that shall be equal to:

                                    (i) Under Option A. Life Benefit: the
                  benefit payable to the Participant for life only.

                                    (ii) Under Option B. Life Benefit with 120
                  or 240 Payments Guaranteed: (aa) 98% of the amount of the benefit that otherwise would be payable to the Participant for his life reduced by.5 of I percentage point for each year (5/120 of I percentage point for each calendar month) by which the Participant's age exceeds age 55 when the first 120 monthly payments are guaranteed, or (bb) 90% of the amount of the benefit that otherwise would be payable to the Participant for his life only reduced by 1 percentage point for each year (1/12 of 1 percentage point for each calendar month) by which the Participant's age exceeds age 55 when the first 240 monthly payments are guaranteed, whichever is elected.

                                    (iii) Under Option C. Joint and Contingent
                  Benefit: the form of benefit elected by the Participant and calculated as (aa) a benefit under which the Participant receives 95% of the benefit which would have been payable only for the lifetime of the Participant reduced by.48 of 1 percentage point for each year by which the Participant's age exceeds age 55 and further reduced by.48 of 1 percentage point for each year by which the Beneficiary's age is less than the Participant's age or, when the Beneficiary's age exceeds the Participant's age, increased by .48 of 1 percentage point for each year by which the Beneficiary's age exceeds the Participant's age with 50% of that amount continued thereafter for the lifetime of his Beneficiary, or (bb) a benefit under which the Participant receives 92.6% of the benefit which would have been payable only for the lifetime of the Participant reduced by .48 of 1 percentage point for each year by which the Participant's age exceeds age 55 and further reduced by .48 of 1 percentage point

                                                                             5-7


                  for each year by which the Beneficiary's age is less than the Participant's age or, when the Beneficiary's age exceeds the Participant's age, increased by.48 of 1 percentage point for each year by which the Beneficiary's age exceeds the Participant's age with 66-2/3% of that amount continued thereafter for the lifetime of his Beneficiary; or (cc) a benefit under which the Participant receives 87.8% of the benefit which would have been payable only for the lifetime of the Participant reduced by .48 of 1 percentage point for each year by which the Participant's age exceeds age 55 and further reduced by.48 of 1 percentage point for each year by which the Beneficiary's age is less than the Participant's age or, when the Beneficiary's age exceeds the Participant's age, increased by.48 of 1 percentage point for each year by which the Beneficiary's age exceeds the Participant's age with 100% of that amount continued thereafter for the lifetime of his Beneficiary. In no event, however, shall the amount of the benefit payable to the Participant exceed the benefit that otherwise would have been payable to him for his life only.

                                    (iv) Under Option D, Social Security
                  Adjustment. The amount of the benefit that otherwise would be payable to the Participant for his life only where the amount of the increase in monthly benefit payable to the Participant until the earliest age of eligibility for Social Security Benefits is equal to the estimated Primary Social Security Benefit at that age reduced as follows:

                                            (aa) for a Participant whose
                           benefit commences on or after five years prior to the earliest age of eligibility for Social Security Benefits, the benefit will be reduced by 2/3 of 1% for each calendar month (which is, 8% per year) by which commencement of the benefit precedes the earliest age of eligibility for Social Security Benefits, or

                                             (bb) for a Participant whose
                           benefit commences on or after age 55 but prior to five years preceding the earliest age of eligibility for Social Security Benefits, the benefit will be reduced by the sum of the amount calculated in (aa) above and 1/3 of 1% for each calendar month (which is 4% per year) by which commencement of the benefit precedes five years prior to the earliest age of eligibility for Social Security Benefits.

                  Notwithstanding the foregoing, if the Employer has elected
Section 5.01(a)(1)(iii), the amounts payable under Option C shall be the greater of the amounts determined in a manner

                                                                             5-8


consistent with Section 5.01(a)(1)(iii) or the amounts determined under Section 5.01(a)(1)(i) or (ii), whichever is elected.

                  To the extent required by law, in no event shall the amount payable under Option D be less than the actuarially equivalent of the benefit that otherwise be payable to the Participant for his life only, using for these purposes the Applicable Mortality Table and the Applicable Interest Rate, as defined in Section 5.03(b)(1).

                  (B) FOR OPTION E, LUMP SUM.

                           (1) IN GENERAL. Any benefit payable in accordance with Option E provided in Section 5.04 shall be determined as of the date benefits are to commence as the equivalent value of the benefit that otherwise would be payable to the Participant for his life only. The amount of the benefit shall be based on the Applicable Mortality Table and the Applicable Interest Rate for the date as of which the benefits are to commence, but shall be subject to the minimum benefit provisions specified in paragraphs (2), (3), (4) or (5) below, to the extent they apply.

                           For these purposes, "Applicable Mortality Table" shall mean the mortality table that is prescribed by the IRS based on the prevailing commissioners' standard table (described in ss. 807(d)(5)(A) of the Internal Revenue Code) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of ss. 807(d)(5)). "Applicable Interest Rate" shall mean, for any calendar quarter, the annual interest rate on 30-year Treasury securities as specified by the IRS for the fifth full calendar month preceding the first day of such calendar quarter.

                           (2) SIX MONTH TRANSITION FOR ALL PARTICIPANTS. In the case of a Participant whose benefit-commencement date is on or after July 1, 1996, but before January 1, 1997, in no event shall the amount of this Option E, Lump Sum be less than the amount determined as of the date benefits are to commence, but applying for these purposes the provisions of Section 5.03(b) which were in effect as of June 30, 1996.

                           (3) TRANSITION RULE FOR ACTIVE PARTICIPANTS. In the case of a Participant (i) who was an active Participant as of June 30, 1996, (ii) who, as of that date, had a vested right to benefits under this Program, and (iii) who retires on or before December 1, 1998, so that the Participant's benefit commencement date is prior to January 1, 1999, in no event shall the amount of this Option E, Lump Sum be less than the amount

                                                                             5-9


         determined as of the date benefits are to commence, but using for these purposes the Participant's vested accrued benefit as of June 30, 1996, and the provisions of Section 5.03(b) which were in effect as of June 30, 1996.

                           (4) REGULATORY TRANSITION AMOUNT. To the extent required by law, with respect to distributions which are determined as of a date that falls within the one-year period beginning July 1, 1996, and ending June 30, 1997, in no event shall the amount of this Option E, Lump Sum be less than the amount determined under Section 5.03(b)(1) as of the date benefits are to commence, but using for these purposes as the "Applicable Interest Rate," the interest rate specified in
         Section 5.03(b)(1), or the annual interest rate on 30-year Treasury securities as specified by the IRS for January of the Program Year that contains the determination date, whichever interest rate produces the larger benefit.

                           (5) MINIMUM BASED ON NORMAL RETIREMENT BENEFIT. In no event shall the amount of this Option E, Lump Sum be less than the present value (determined as of the date benefits are to commence on the basis of the Applicable Mortality Table and the Applicable Interest
         Rate) of the Participant's Normal Retirement Benefit determined under
         Section 4.02(b).

                  (C) CHANGE IN ACTUARIAL ASSUMPTIONS OR CONVERSION FACTORS. If this box is checked [X] the Program (and/or predecessor program qualified under ss.401 of the Internal Revenue Code) specified the actuarial assumptions or conversion factors for determining an optional form of benefit described in
Section 5.04, and an amendment(s) (including the adoption of this Program or a restated version of the Program) changed the actuarial assumptions or conversion factors for determining such optional form of benefit; therefore, any benefit payable to the Participant in such optional form shall be no less than the benefit otherwise payable in such optional form, determined as of the day immediately prior to the effective date of the amendment(s) (i.e., determined as of December 30, 1998) and computed on the basis of the actuarial assumptions or conversion factors in effect on such date(s).

                  5.04 DESCRIPTION OF OPTIONS.

                  OPTION A. LIFE BENEFIT. This form of benefit is payable monthly to the Participant for He.

                  OPTION B. LIFE BENEFIT WITH 120 OR 240 PAYMENTS GUARANTEED. This form of benefit is payable monthly to the Participant for life with the first 120 or 240 monthly payments guaranteed, as elected by the Participant. Any guaranteed payments due after the death of the

                                                                            5-10


Participant shall be payable to his Beneficiary, if any, who survives the Participant, or if there is no surviving Beneficiary, the commuted value of any remaining guaranteed payments shall be payable to the estate of said Participant. Such commuted value shall be determined by the Committee on the basis of an interest rate described in Section 5.03(b)(2).

                  OPTION C. JOINT AND CONTINGENT BENEFIT. This optional benefit is payable monthly to the Participant for life and a percentage (50%, 66-2/3% or 100%) of such amount, as elected by the Participant, shall continue after his death to his surviving Beneficiary for life.

                  OPTION D. SOCIAL SECURITY ADJUSTMENT. This optional benefit may be elected only upon commencement of benefits under Section 4.04(b), 4.05(b) or 4.08(b), if such commencement is prior to the earliest age of eligibility for Social Security Benefits. It provides an increased retirement benefit payable monthly to the Participant during his lifetime until the earliest age for Social Security Benefits, and then a reduced retirement benefit payable each month thereafter for life, in order to provide an approximately level retirement income when such reduced benefit is added to his Primary Social Security Benefit. This option shall be determined according to an estimated amount of Primary Social Security Benefit payable at the earliest age of eligibility for Social Security Benefits in accordance with the Social Security law as it exists on the date his retirement benefit is to commence.

                  OPTION E. LUMP SUM. This optional benefit is payment of the present value of the Participant's benefit in a single lump sure in full discharge of the benefit payable to the Participant.

                  5.05 CANCELLATION OF ELECTION OR BENEFICIARY CHANGE. The Participant may revoke an election made under Section 5.02(b) in accordance with the provisions of Section 5.02(b)(3). The election by a Participant of any option permitted under Section 5.04 shall be null and void if his designated Beneficiary dies before benefits are to commence, and in that event the Participant may elect another optional form of benefit pursuant to this Article 5.

                  A Participant who has elected Option B, Life Benefit with 120 or 240 Payments Guaranteed, may change the Beneficiary, at any time before or after benefits are payable, in writing on a form filed with the Committee in such manner as the Committee may determine. A Participant whose benefits have commenced under any other form of benefit may not change the beneficiary, unless paragraph one of this Section applies.

                  In all other respects, the elections made by a Participant as to form of benefit and Beneficiary shall be irrevocable.

                                                                            5-11


                  5.06 DIRECT ROLLOVER RULES.

                  (a) This Section 5.06 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Program to the contrary that would otherwise limit a distributee's election under this Section 5.06, a distributee may elect, at the time, in the manner, and subject to the restrictions, all as prescribed by the Committee, to have any portion of an eligible rollover distribution otherwise due the distributee paid directly to an eligible retirement plan specified by the distributee in a direct rollover. Payment to an eligible retirement plan shall be made in accordance with the rules prescribed by the Committee.

                  (B) DEFINITIONS. For purposes of this Section 5.06, the following definitions apply:

                           (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under ss. 401(a)(9) of the Internal Revenue Code; and the portion of any distribution that is not includible in gross income.

                           (2) An eligible retirement plan is an individual retirement account described in ss. 408(a) of the Internal Revenue Code, an individual retirement annuity described in ss. 408(b) of the Internal Revenue Code, an annuity plan described in ss. 403(a) of the Internal Revenue Code, or a qualified trust described in ss. 401(a) of the Internal Revenue Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                           (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in ss. 414(p) of the Internal Revenue Code, are distributees with regard to the interest of the spouse or former spouse.

                                                                            5-12


                           (4) A direct rollover is a payment by the Program to the eligible retirement plan specified by the distributee.

         Section 5.07 Liquidity Shortfall. In no event shall the Program make a payment prohibited by section 206(e) of ERISA during any period in which the Program has a liquidity shortfall."

                                                                             6-1


                                    ARTICLE 6
                            ADMINISTRATION OF PROGRAM


                  6.01 ADMINISTRATION. The Committee is the named fiduciary and the administrator of the Program and shall have the sole power, duty and responsibility of directing the administration of the Program, except to the extent that such duty and responsibility is specifically delegated herein to the Employer. The Committee shall have the sole and absolute right and power to construe and interpret the provisions of the Program and administer it for the best interest of the Participants and Beneficiaries, including, but not limited to, the following powers and duties:

                  (a) to construe any ambiguity and interpret any provision of the Program or supply any omission or reconcile any inconsistencies in such manner as it deems proper, decide all questions of eligibility and determine the amount, manner, and time of payment of any benefits hereunder. All decisions of the Committee shall be uniformly and consistently applied to all Participants and Beneficiaries in similar circumstances;

                  (b) to make a determination as to the right of any person to a benefit and to prescribe a procedure for claims review;

                  (c) to establish uniform rules and procedures to be followed by Participants and Beneficiaries in filing applications for benefits, in furnishing and verifying proofs necessary to determine age, and in any other matters required to administer the Program;

                  (d) to receive and review the annual actuarial valuation report on the Program;

                  (e) to receive and review reports of the financial condition and of the receipts and disbursements of the Fund from the Trustee;

                  (f) to adopt such rules and actuarial tables as it deems necessary or desirable;

                  (g) to maintain and preserve a record for each Participant which shows all items of information required for the administration of the Program;

                  (h) to establish written procedures (consistent with the regulations prescribed under ss.ss.401(a)(13) and 414(p) of the Internal Revenue Code and ss.206(d) of the Employee Retirement Income Security Act of 1974) to determine the qualified status of domestic relations orders and to administer distributions under qualified domestic relations orders; and

                  (i) to delegate some or all of its duties, responsibilities and authorities to one or more specified parties.

                                                                             6-2


                  All directions by the Committee shall be conclusive on all parties concerned, including the Trustee, and all decisions of the Committee as to the facts of any case and the meaning, intent, or proper construction of any provision of the Program, or as to any rule or regulation in its application to any case shall be final and conclusive, except as otherwise provided by law.

                  6.02 RECORDS. All acts and determinations of the Committee shall be duly recorded and all such records, together with such other documents as may be necessary for the administration of the Program, shall be preserved in the custody of the Committee. Copies of the Program, forms and procedures shall be made available at all reasonable times for examination by the Participants.

                  6.03 LIABILITY OF THE COMMITTEE. The Employer shall indemnify and save the members of the Committee, and each of them, harmless from the effects and consequences of their acts, omissions and conduct in their official capacity with respect to this Program, except to the extent that such effects and consequences shall result from their own willful misconduct or gross negligence.

                  When making a determination or calculation, the Committee shall be entitled to rely conclusively upon, and shall be fully protected by the Employer in any action it may take or suffer in reliance upon, information furnished by the Employer.

                  The Employer and the Committee shall be entitled to rely upon all certificates and reports furnished by any consultant and actuary and upon all opinions given by legal counsel selected by the Employer or Committee.

                  6.04 PROCEDURE FOR FUNDING POLICY. The Committee from time to time shall establish a funding policy and method for the Program which is consistent with the objectives of the Program. The funding policy and method, as established and amended from time to time, shall be stated to the Trustee in order that the Trustee and each investment manager may coordinate the investment policies of the Trust Fund with such funding policy and method.

                  6.05 LEGAL INCOMPETENCE. If any Participant or Beneficiary is a minor, or is in the judgment of the Committee otherwise legally incapable of personally receiving and giving a valid receipt for any payment due him hereunder, the Committee may, unless and until a claim shall have been made by a guardian or conservator of such person duly appointed by a court of competent jurisdiction, direct the Trustee that payment be made to such person's Spouse, child, parent, brother or sister, or other person deemed by the Committee to be a proper person to

                                                                             6-3


receive such payment. Any payment so made shall be a complete discharge of any liability under the Program for such payment.

                  6.06 CORRECTION OF ERRORS. If any change in records or error results in any Participant or Beneficiary receiving from the Program more or less than he would have been entitled to receive had the records been correct or had the error not been made, the Committee, upon discovery of such error, shall correct the error by adjustment, as far as practicable, of the payments in such manner that the benefits to which such person was correctly entitled shall be paid.

                  6.07 PAYMENT OF FEES AND EXPENSES. Reasonable fees and expenses incurred in connection with the administration and operation of the Program may be charged directly to the Trust, including, but not limited to investment manager fees, Trustee charges, actuarial/computer expenses, auditor fees, PBGC premiums, legal fees, bonding expenses, and expenses attributable to the retirement staff of the National Employee Benefits Administration of the Blue Cross and Blue Shield Association; provided, however, that such fees and expenses may be charged directly to the Trust only to the extent permitted by law; and provided further that in the event the Program is sponsored by the Blue Cross and Blue Shield Association, the expenses attributable to the retirement staff of the National Employee Benefits Administration of the Blue Cross and Blue Shield Association shall not be charged to the Program. For these purposes, the allocation of fees and expenses to a particular Program's Trust shall be made in a manner consistent with the allocation method set forth in Section 2 of the agreement between the Employer and the Blue Cross and Blue Shield Association (referred to as Exhibit B). Fees and expenses incurred in connection with the Program that are not charged directly to the Trust hereunder will be charged to the Employer in accordance with Section 2 of Exhibit B.

                                                                             7-1


                                    ARTICLE 7
                      AMENDMENT AND TERMINATION OF PROGRAM

                  7.01 AMENDMENT OF PROGRAM. The right to modify, alter or amend the program in whole or in part is specified in the agreement between the Employer and the Blue Shield Association pursuant to which this Program is established referred to as Exhibit B); provided, however, that no amendment shall cause or permit any part of the Fund to be used for, or diverted to, purposes other than for the exclusive benefit of the Participants and Retired Participants, or their Beneficiaries or estates; that no amendment shall have the effect of revesting in the Employer any portion of such assets, except as provided in Section 7.04 and as provided by the Internal Revenue Code of 1986, ERISA, or other law; and that no amendment, unless it is necessary to meet the requirements of any present, new or modified State or Federal law or regulation, shall operate to deprive any Participant or Beneficiary of any benefits which have vested in him prior to such amendment.

                  7.02 TERMINATION OF PROGRAM

                  (A) TERMINATION BY THE EMPLOYER. The Employer expects the Program to be continued indefinitely, but the Employer reserves the right at any time to terminate, partially terminate or withdraw from the program or transfer assets to an annuity carrier of its own selection (any of the aforementioned referred to in this Section 7.02 as a "Termination"). Such termination, withdrawal or transfer of assets shall be as of the last day of any calendar year after forwarding the required notice of termination as provided in Section 7.02(c) The employer also reserves the right to suspend contributions from time to time and such suspension of contributions shall not be deemed to be a Termination of the Program except as provided in the agreement between the Employer and the Blue Cross and Blue Shield Association pursuant to which this Program is established.


                  (B) LIMITATION ON DUTIES OF THE COMMITTEE. The decision to have a Termination ("Terminate this Program") being within the full discretion of the Employer under subsection (a), above, upon the Committee's receipt of an Employer's written notice of it intent to Terminate the Program given in accordance with subsection (c), below, the power and duty of the Committee in connection with such Termination the Program, except as specifically provided in this Section 7.02. The Employer shall indemnify and hold harmless the Committee and the Blue Cross and

                                                                             7-2


Blue Shield Association and the employees, officers, members and agents of each (each of the aforementioned hereinafter referred to as an "Indemnified Party") from and against any and all past, present or future losses, claims, damages, expenses, court costs or liabilities ("Claims") incurred by any Indemnified Party that may arise out of or result from the Employer's decision to Terminate the Program, including but not limited to reasonable attorneys' fees and related expenses (including the reasonable fees and related expenses of independent counsel of any Indemnified Party) retained or employed in order to defend or respond to any such Claim. Each Indemnified Party shall have the right to participate in any proceeding, suit, hearing, action or investigation (a "Proceeding") brought in connection to any such Claim and assume the defense of any Proceeding to the extent determined by the Indemnified Party. Each Indemnified Party shall have the right to select and employ independent counsel in any Proceeding.

                  (C) NOTICE OF TERMINATION. In the event that an Employer desires to Terminate the Program, the Employer shall deliver a written notice of intent to Terminate the Program to the Committee no later than

                           (1) ninety days prior to the proposed date of the
                  Termination, in the case of a settlement of liabilities through the purchase of annuities or transfer of assets to another program, or

                           (2) one hundred twenty days prior to the proposed
                  date of the Termination, in the case of a termination or partial termination of the Program, except that (i) if the Committee determines that a partial termination of the Program has occurred under applicable law, notification under this
                  Section 7.02(c) shall be waived, or (ii) if the Employer determines that a partial termination has occurred or will occur under applicable law, the Employer shall deliver written notice thereof to the Committee immediately upon making such determination.

                  (D) SECRETARY AND ASSISTANT SECRETARY OF THE COMMITTEE. The Committee hereby delegates to the Secretary and the Assistant Secretary appointed by the Committee the full power and duty, exercisable either by such Secretary or such Assistant Secretary acting alone, to take such actions and make such determinations, whether ministerial or discretionary, as are specified to be undertaken by either such person in this Section 7.02.

                  (E) SEGREGATION OF FUND ASSETS. Upon the Committee's receipt of an Employer's written notice of its intent to Terminate the Program given in accordance with this Section 7.02, the Secretary or the Assistant Secretary of the Committee shall take all steps deemed necessary

                                                                             7-3


by either such person to segregate the Fund assets which are attributable to the Employer's Program from the remainder of the Master Retirement Fund, after either such person has determined the amount so attributable and after the determinations provided for in subsection (f), below, have been made. The segregation of such assets shall be made effective as of the last day of the month which immediately precedes the date of the Termination, except as provided below. If such day precedes the date of the Termination by less than thirty days, the segregation of such assets shall be made effective as of the last day of the immediately prior month. Notwithstanding the foregoing, the segregation of such assets shall be made effective on such other date as is mutually agreed upon by the Employer and either the Secretary or the Assistant Secretary of the Committee.

                  (F) DETERMINATION OF ASSETS UPON A TERMINATION. After the Committee's receipt of an Employer's written notice of intent to Terminate the Program given in accordance with this Section 7.02, the Secretary or the Assistant Secretary of the Committee, in his or her sole discretion, after consultation with the Employer and the Employer's successor investment advisor, if any, shall determine which particular assets and the proportions thereof which shall comprise the Fund assets attributable to the Employer's Program and which shall be segregated (under subsection (e), above) and transferred (or liquidated, with the cash proceeds thereof delivered) as of the date of the Termination to the successor trustee (or annuity carrier) designated by the Employer as transferee of such assets (or cash). Upon making such determination, the Secretary or the Assistant Secretary, as the case may be, shall notify the Employer of such determination. In the event that the Employer is dissatisfied by such determination of the assets to be so transferred, the Employer may appeal to the Committee in order to request an alternative selection of assets to be transferred. In the event that the Employer so appeals the Secretary's or Assistant Secretary's selection of assets to be transferred, the Committee's decision regarding the assets to be transferred, after due consideration of the Employer's request, shall be final, conclusive and binding.

                  (G) TERMINATION EXPENSES. An Employer which has given the Committee its written notice of intent to Terminate the Program in accordance with this Section 7.02 shall pay all expenses incurred by the Blue Cross and Blue Shield Association and its agents or employees in connection with such Employer's Termination of the Program ("Termination Expenses"), and all such expenses shall be charged directly to such Employer. The term "Termination Expenses" shall include any such expenses incurred prior to or as a part of the Termination, as well as any

                                                                             7-4


such expenses incurred subsequent to the Termination, such as but not limited to audit expenses or expenses incurred in filing forms with the Internal Revenue Service or the PBGC. Notwithstanding the foregoing, any such Termination Expenses which are expenses that are properly chargeable to the Trust shall be charged to the Fund assets attributable to the Employer's Program (rather than charged to the Employer), after segregation of such assets under subsection (e), above.

                  7.03 RIGHTS NON-FORFEITABLE. The forfeitable rights to accrued benefits (determined as of the date of termination of the Program) of Participants affected by a partial or complete termination of the Program pursuant to Section 7.02 shall be non-forfeitable and shall be determined in accordance with this Article 7. Distributions of assets to all Participants and Beneficiaries shall be made in accordance with this Article 7. If annuities are distributed, they shall be non-transferable.

                  7.04 DISTRIBUTION ON TERMINATION. Upon partial or complete termination pursuant to Section 7.02 of the Program, the assets of the Program shall be allocated in the following order:

                  First, each Participant in receipt of a benefit shall be entitled to a share equal to his contributions to the Program which were not mandatory, if any, and each Participant, Spouse or Beneficiary in receipt of a pension shall be entitled to a share equal to any excess of said contributions at the time of retirement or prior death over the sum of benefits received; and

                  Second, each Participant not yet retired shall be entitled to a share equal to his mandatory contributions, if any, to the Program, and each Participant, Spouse or Beneficiary in receipt of a pension shall be entitled to a share equal to any excess of said contributions at the time of retirement or prior death over the sum of benefits received; and

                  Third, each Participant, Spouse or Beneficiary in receipt of a benefit on the date three years prior to the date of termination, each Participant who would have been in receipt of a benefit on the date three years prior to such date of termination, if he had retired prior to that date, and each Spouse or Beneficiary of a deceased Participant who was in receipt of a benefit on the date three years prior to the date of termination or would have been in receipt of a benefit had he retired prior to such date, shall be entitled to a share equal to the reserve computed to be required for his benefit accrued under the Program as in effect at the time during the five-year period ending on such date of termination when the said benefit was or would have been the lowest, reduced by his share under subparagraphs First and Second above; and

                                                                             7-5


                  Fourth, each Participant, Spouse or Beneficiary in receipt of a benefit and each participant who is eligible to retire on the date of such termination shall be entitled to a share equal to the reserve computed to be required for his priority benefit credits, as hereinafter defined, reduced by his shares under subparagraphs First, Second and Third above; and

                  Fifth, each Participant or former Employee not eligible to retire who had met the eligibility requirements for, or is entitled to receive a deferred vested pension shall be entitled to a share equal to the reserve computed to be required to his priority benefit credits, as hereinafter defined, reduced by his share under subparagraphs First and Second above; and

                  Sixth, each Participant, Spouse or Beneficiary in receipt of a benefit and each Participant who is eligible to retire on the date of such termination shall be entitled to a share equal to the reserve computed to be required for his benefit credits, reduced by his shares under subparagraphs First, Second, Third and Fourth above; and

                  Seventh, each Participant or former Employee not eligible to retire who has met the eligibility requirements for, or is entitled to receive, a deferred vested pension shall be entitled to a share equal to the reserve computed to be required for such deferred vested pension, reduced by his shares under subparagraphs First, Second and Fifth above; and

                  Eighth, each other Participant not included in the above paragraphs on the date of such termination shall be entitled to a share equal to the reserve computed to be required for his benefit credits, reduced by his share, if any, under subparagraph First and Second above; provided that:

                           If the funds are insufficient to provide in full for the shares under subparagraph First, each share thereunder shall be reduced prorata; if the funds are insufficient to provide in full for the shares under subparagraph Second, each share thereunder shall be reduced prorata; and if the funds are insufficient to provide in full for the shares under subparagraph Third, Fourth or Fifth after provision for all shares under previous subparagraphs, each share under such subparagraph Third, Fourth or Fifth shall be reduced prorata.

                           If the funds are insufficient to provide in full for the shares under subparagraph Sixth, Seventh or Eighth after provisions for all shares under previous subparagraphs, the funds available for allocation under such subparagraph Sixth, Seventh or Eighth shall be allocated first to provide the shares under such subparagraph without regard to any benefits resulting from any amendments to the Program which became

                                                                             7-6


         effective within the 60 months preceding the date of such termination and if the funds are insufficient to provide such shares in full each such share shall be reduced prorata. If the funds are sufficient to provide such shares in full, any remaining assets shall be allocated to provide the shares under such subparagraphs based on the benefits resulting from such amendments until the first such amendment as to which the funds are insufficient, and the share with respect to such amendment shall be reduced prorata.

                  Any assets remaining after provision in full for shares First through Eighth inclusive shall be returned to the Employer.

                  "Priority benefit" for purposes of subparagraphs Fourth and Fifth shall mean (a) the amount of a Participant's benefits accrued under the Program which have not resulted from an amendment which was made, or became effective, whichever is later, within the 60-month period ending on the said date of termination, plus (b) 20% of the amount of his accrued benefits resulting from each amendment made within the 60-month period prior to the date of such termination, multiplied by the number of full years that such amendment has been in effect, or a pension of $20 per month multiplied by such number of full years, if greater, but not in excess of (c) the total accrued benefit under the Program as of the said date of termination, or (d) the benefit which is the actuarial equivalent of a monthly benefit payable to the Participant for life commencing at age 65 equal to the lesser of (i) his average monthly compensation during the five consecutive years of his employment with the Employer affording the highest such average, or (ii) $750 multiplied by a fraction, the numerator of which is the Social Security taxable wage base in effect on the date of such termination and the denominator of which is $13,200.

                  7.05 LIQUIDATION OF ASSETS. The Committee will then arrange for the liquidation of the Fund assets and secure from the Trustee a statement of the liquidated value of such assets, and will disclose to the Internal Revenue Service the method of distribution of such assets of the Program in accordance with Section 7.06.


                  7.06 PURCHASE OF BENEFITS. The Employer will then arrange for the application of the assets to the purchase of benefits. Subject to the provisions of Article 7, distribution of assets upon termination of the Program shall be made in the form of a single sum cash payment if the present value of the benefit is $5,000 or less, and otherwise in the form of an annuity. Such present value shall be calculated on the basis of the Applicable Mortality Table and the Applicable Interest Rate, as defined in Section 5.03(b)(1). Any annuity contract issued in

                                                                             7-7


accordance with this Section 7.06 shall comply with the requirements of ss.ss.401(x)(11), 411(d)(6), and 417 of the Internal Revenue Code.

                  7.07 RESTRICTION OF BENEFITS. Notwithstanding any other provision of the Program to the contrary, benefits payable under the Program shall be subject to the restrictions of Treas. Reg. ss. 1.401(x)(4)-5(b)(2) and
(3), as provided herein. In no event shall this Section be interpreted to impose requirements which are more restrictive than those imposed by such regulations.

                  (A) RESTRICTIONS ON TERMINATION OF THE PROGRAM. In the event that the Program is terminated, the benefit of any highly compensated employee and any former highly compensated employee shall be limited to a benefit that is nondiscriminatory under ss. 401(x)(4) of the Internal Revenue Code.

                  (B) PRE-TERMINATION RESTRICTIONS.

                           (1) In any year, the payment of benefits to or on behalf of a restricted employee shall not exceed an amount equal to the payments that would be made to or on behalf of the restricted employee in that year under --

                                    (i) a straight life annuity that is the
                  actuarial equivalent of the accrued benefit and other benefits to which the restricted employee is entitled under the Program (other than a social security supplement); and

                                    (ii) a social security supplement, if any,
                  that the restricted employee is entitled to receive.

                           (2) A restricted employee is a highly compensated employee or a former highly compensated employee but only if such employee is one of the 25 nonexcludable employees and former employees with the largest amount of compensation in the current or any prior year.

                           (3) No restrictions on distributions shall apply if any one of the following conditions is satisfied:

                                    (i) After taking into account payment to or
                  on behalf of the restricted employee of all benefits payable to or on behalf of such restricted employee under this Program, the value of Program assets equals or exceeds 110 percent of the value of current liabilities of this Program, as defined in ss. 412(1)(7) of the Internal Revenue Code,

                                                                             7-8


                                    (ii) The value of the benefits payable to or
                  on behalf of the restricted employee under this Program is less than 1 percent of the value of current liabilities of this Program, as defined in ss. 412(1)(7) of the Internal Revenue Code, before distribution, or

                                    (iii) The value of the benefits payable to
                  or on behalf of the restricted employee under this Program does not exceed $5,000.

                           (4) In the event the pre-termination restrictions of this Section 7.07(b) apply to a distribution, the Committee may nevertheless permit payment in excess of the limitation in paragraph
         (1) provided that an agreement has been established with the restricted employee to secure repayment to the Program of any amount necessary for the distribution of assets upon Program termination to satisfy ss. 401(a)(4) of the Internal Revenue Code. Such agreement shall comply with applicable IRS rules and regulations.

                                                                             8-1


                                    ARTICLE 8
                                  MISCELLANEOUS

                  8.01 ACTION BY EMPLOYER. Whenever under the terms of this Program the Employer is permitted or required to perform any act, it shall be done and performed by an officer thereunto duly authorized by its board of directors unless the authority to perform the act has been otherwise delegated pursuant to this Program.

                  8.02 LIABILITY OF EMPLOYER. The Employer shall have no liability for payments under the Program or administration of the Fund except as otherwise provided by law. Persons entitled to benefits shall look solely to the Fund for any payments under the Program.

                  8.03 SUCCESSOR TO BUSINESS OF EMPLOYER. Unless this Program is sooner terminated, a successor to the business of the Employer shall continue the Program and such successor shall thereupon succeed to all the rights, powers and duties of the Employer hereunder. The Employment of any Employee who has continued in the employ of such successor shall not be deemed to have been terminated or severed for any purpose hereunder.

                  8.04 DISSOLUTION OF THE EMPLOYER. In the event that the Employer is dissolved by reason of bankruptcy or insolvency, without any provision being made for the continuance of this Program by a successor to the business of the Employer, the Program hereunder shall terminate and the Trustee shall proceed in the same manner as though the Program were being terminated as provided in Article 7.

                  8.05 INTEREST IN THE FUND. Except to the extent provided herein, no Participant, Beneficiary, nor any dependent of a Participant, nor any person claiming by or through such Participant, nor any other person, partnership, firm or corporation shall have any right, title or interest in or to the Fund or any part thereof; and the Fund shall not be liable for or subject to the debts, contracts, or liabilities of any such person, partnerships, firms or corporations, and no such person, partnership, firm or corporation shall have any right to any portion of the Fund.

                  8.06 CLAIMS. Any payment of benefit to a Participant or Beneficiary, or to their legal representatives, in accordance with the provisions of the Program, shall, to the extent of the method of computation as well as the amount thereof, constitute full satisfaction of all claims hereunder against the Trustee, Committee and the Employer, who may require such Participant or Beneficiary or legal representative, as a condition precedent to such payment, to execute a receipt therefor in such forms as shall be determined by the Trustee, Committee or the Employer, as the case may be.

                                                                             8-2


                  8.07 MERGERS, CONSOLIDATIONS AND TRANSFERS OF ASSETS. In the event that this Program merges or consolidates with, or transfers its assets or liabilities to, any other program of deferred compensation qualified under ss.401(a) of the Internal Revenue Code of 1986, no Participant herein shall, solely on account of such merger, consolidation or transfer, be entitled to a benefit immediately following such event which is less than the benefit to which he was entitled immediately preceding such event. For the purpose of this Section, the benefit to which a Participant is entitled shall be calculated based upon the assumption that the Program termination and distribution of assets occurred on the day as of which the amount of the Participant's entitlement is being determined.

                  8.08 NON-ASSIGNMENT OF BENEFITS. The benefits under this Program shall not be assigned or alienated, except to the extent required by the terms of a "qualified domestic relations order" (as defined in ss.414(p) of the Internal Revenue Code) entered on or after January 1, 1985. The Committee shall treat a domestic relations order entered before January 1, 1985, as a qualified domestic relations order if payment of benefits pursuant to such order has commenced as of such date. The Committee may, in its sole discretion, treat any other domestic relations order entered before January 1, 1985, as a qualified domestic relations order.

                  In the case of any domestic relations order received by the Committee on or after January 1, 1985, the Committee shall promptly notify the Participant and any other alternate payee (as defined in ss.414(p)(8) of the Internal Revenue Code) of the receipt of such order and of the procedures for determining the qualified status of domestic relations orders. Within a reasonable period after receipt of such order, the Committee shall determine whether such order is qualified and shall notify the Participant and each alternate payee of such determination. During any period in which the qualified status of a domestic relations order is being determined (by the Committee, a court, or otherwise), the Committee shall direct the Trustee to segregate in a separate account the amounts that would have been payable to each alternate payee if the order had been determined to be a qualified domestic relations order. If, within 18 months of the receipt of the order, the order (or modification thereof) is determined to be a qualified domestic relations order, the Committee shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto. If, within 18 months of the receipt of the order, it is determined that the order is not qualified, or the issue as to whether the order is qualified is not resolved, then the Committee shall direct the Trustee to pay the segregated amounts plus any interest thereon) to the person or persons who would have been entitled to such

                                                                             8-3


amounts if there had been no order. Any determination that an order is qualified which is made after the close of the 18-month period shall be applied prospectively only.

                  8.08A CERTAIN JUDGMENTS. The prohibitions set forth in Section
8.08 shall not apply to any offset of a Participant's benefits provided under this Program against an amount that the Participant is ordered or required to pay to the Program if--

                   (a)      the order or requirement to pay arises:

                           (1) under a judgment of conviction for a crime involving the Program,

                           (2) under a civil judgment (including a consent order or decree) entered by a court in an action brought in connection with a violation (or alleged violation) of part 4 of subtitle B of title I of ERISA, or

                           (3) pursuant to a settlement agreement between the Secretary of Labor and the Participant, or a settlement agreement between the Pension Benefit Guaranty Corporation and the Participant, in connection with a violation (or alleged violation) of part 4 of such subtitle by a fiduciary or any other person,

                  (b) the judgment, order, decree, or settlement agreement expressly provides for the offset of all or part of the amount ordered or required to be paid to the Program against the Participant's benefits provided under the Program, and

                  (c) if the Participant has a spouse at the time at which the offset is to be made,

                           (1) either such spouse has consented in writing to such offset and such consent is witnessed by a notary public or an Employer representative of the Program (or it is established to the satisfaction of the Committee that such consent may not be obtained by reason of circumstances described in Code Section 417(a)(2)(B) ), or an election to waive the right of the spouse to either a qualified joint and survivor annuity or a qualified preretirement survivor annuity is in effect in accordance with the requirements of Code Section 417(a),

                           (2) such spouse is ordered or required in such judgment, order, decree, or settlement to pay an amount to the Program in connection with a violation of part 4 of such subtitle, or

                           (3)      in such judgment, order, decree, or
         settlement, such spouse retains the right to receive the survivor annuity under a qualified joint and survivor annuity provided pursuant to Code Section 401(a)(11)(A)(i) and under a qualified preretirement

                                                                             8-4


         survivor annuity provided pursuant to Code Section 401(a accordance with subsection (d), below.

                  (d) The survivor annuity described in subsection (c) shall be determined as if:

                           (1) the Participant terminated employment on the date of the offset,

                           (2)      there was no offset,

                           (3) the Program permitted commencement of benefits only on or after Normal Retirement Age,


                           (4)      the Program provided only the
         minimum-required qualified joint and survivor annuity, and

                           (5) the amount of the qualified preretirement survivor annuity the Program is equal to the amount of the survivor annuity; required qualified joint and survivor annuity.

                  For purposes of this subsection, the term "minimum required qualified joint and survivor annuity" means the qualified joint and survivor annuity which is the actuarial equivalent of the Participant's accrued benefit (within the meaning of Code Section 411(a)(7)) and under which the survivor annuity is 50 percent of the amount of the annuity which is payable during the joint lives of the Participant and the Participant's spouse.

                  8.09 DEFINITION OF WORDS. Feminine or neuter pro: those of the masculine form, and the plural shall be substituted for places herein where the context may require such substitution.

                  8.10 TITLES. The titles of Articles and Sections are and shall not be construed as part of the Program or in any respect provisions.

                  8.11 CONSTRUCTION. In any question of interpretation or other matter of doubt, the Trustee, the Committee and the Employer may rely upon the opinion provisions of the Program shall be construed, administered and the State of Illinois to the extent that the application of state law to the Program has not been preempted by ss.514 of the Employee Retirement Income Security Act of 1974. All contributions to the Fund shall be deemed to take place in the State of Illinois.

                                                                             8-5


                  8.12 EXECUTION OF THE PROGRAM. The execution of this Program shall be accomplished by means of an agreement (referred to as Exhibit B) with the Blue Cross and Blue Shield Association which is attached to and constitutes part of the Program. This document may be executed in any number of counterparts and each fully executed counterpart shall be deemed an original.

                                                                             9-1


                                    ARTICLE 9
                              TOP-HEAVY PROVISIONS

                  9.01 APPLICATION OF ARTICLE. Notwithstanding any provision of the Program to the contrary, the provisions of this Article shall apply with respect to any Program Year beginning on or after January 1, 1984, if, and only if, the Program is deemed to be a "top-heavy plan" with respect to such Year within the meaning of ss.416 of the Internal Revenue Code of 1986. The Program shall constitute a "top-heavy plan" if --

                  (a) the Program is not part of an aggregation group and, as of the determination date, the present value of the cumulative accrued benefits under the Program for key employees exceeds 60 percent of the present value of the cumulative accrued benefits under the Program for all employees, where such ratio is computed in accordance with the provisions of ss.416(g) of the Internal Revenue Code of 1986 and any regulations prescribed thereunder, or

                  (b) the Program must be included in an aggregation group and such group is a top-heavy group. meaning indicated:

                  9.02 DEFINITIONS. For purposes of this Article, the following terms shall have the

                  (A) AGGREGATION GROUP. The term "aggregation group" means-

                           (1) each retirement program maintained by the Employer which qualifies under ss.401(a) of the Internal Revenue Code of 1986 and in which a key employee is a participant;

                           (2) each other program maintained by the Employer which enables a program described in the preceding clause to meet the non-discrimination requirements of ss.401(a)(4) or the participation requirements of ss.410 of the Internal Revenue Code of 1986; and

                           (3) if the Employer so elects, any other program of the Employer, if, after the inclusion of such program in the aggregation group, such group would continue to meet the non-discrimination requirements of ss.401(a)(4) and the participation, requirements of ss.410 of the Internal Revenue Code of 1986.

                  (B) TOP-HEAVY GROUP. The term "top-heavy group" means any aggregation group if, as of the determination date, the sum of the present value of the cumulative accrued benefits for key employees under all defined benefit programs included in such group, and the aggregate of the accounts of key employees under all defined contribution programs included in

                                                                             9-2


such group, exceeds 60 percent of the analogous sum determined for all employees. The present value of the cumulative accrued benefits for any employee and the value of the account of any employee shall be computed in accordance with the provisions of ss.416(g) of the Internal Revenue Code of 1986 and any regulations prescribed thereunder.

                  (C) KEY EMPLOYEE. The term "key employee" means any individual who is a key employee within the meaning of ss.416(i)(1) of the Internal Revenue Code of 1986, and such regulations as the Secretary of the Treasury may prescribe thereunder.

                  (D) NON-KEY EMPLOYEE. The term "non-key employee" means any Employee who is not a key employee.

                  (E) DETERMINATION DATE. The term "determination date" means, with respect to any Program Year, the last day of the preceding Program Year; in the case of the initial Program Year, however, the determination date is the last day of such year.

                  (F) VALUATION DATE. The term "valuation date" means the first day of the Program Year containing the determination date.

                  (G)      PRESENT VALUE OF CUMULATIVE ACCRUED BENEFIT.


                           (1) ACCRUED BENEFIT. The "accrued benefit" of a
                  Participant means --

                                    (i) in the case of the initial Program Year,
                  the benefit accrued under Articles 4 and 9 of the Program, determined as if the Participant terminated service as of the determination date; and

                                    (ii) in the case of any other Program Year,
                  the benefit accrued under Articles 4 and 9 of the Program, determined as if the Participant terminated service as of the valuation date.

                  (2) PRESENT VALUE OF CUMULATIVE ACCRUED BENEFIT. The present value of a Participant's cumulative accrued benefit shall be computed based on an interest rate of 5 percent and the mortality rates shall be unisex rates constructed based upon the 1986 Projected Experience Table assuming a distribution of 46 percent males and 54 percent females. Each Participant's benefit shall be assumed to commence at the age at which the benefit is most valuable to the Participant.

                  Solely for the purpose of determining if the Program and any other program included in a required aggregation group of which this Program is a part, is top-heavy (within the meaning of ss.416(g) of the Internal Revenue
Code) the accrued benefit of a Participant who is a non-key employee shall be determined under (i) the

                                                                             9-3

       method, if any, that uniformly applies for accrual purposes under all programs maintained by the Employer or (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional accrual rate of ss.416(b)(1)(C) of the Internal Revenue Code.

                  (H) EMPLOYER. To the extent required under ss.416 of the Internal Revenue Code, the term Employer includes (1) any corporation that is a member of a controlled group of corporations (as defined in ss.414(b) of the Internal Revenue Code) that includes the Employer, (2) any trade or business (whether or not incorporated) that is under common control (as defined in ss.414(c) of the Internal Revenue Code) with the Employer, (3) any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in ss.414(m) of the Internal Revenue Code) that includes the Employer, (4) except to the extent otherwise provided in regulations prescribed by the Secretary of the Treasury under ss.414(n) of the Internal Revenue Code with respect to periods of service required under ss.414(n)(4) of the Internal Revenue Code to be credited to a leased employee (as defined in ss.414(n) of the Internal Revenue Code) or a common-law employee, the leasing organization, and
(5) any other entity required to be aggregated with the Employer pursuant to regulations under ss.414(0) of the Internal Revenue Code.

                  9.03 VESTING

                  (A) TOP-HEAVY VESTING SCHEDULE. If, with respect to any Program Year, the Program is deemed to be a top-heavy plan, then each Participant shall have a nonforfeitable right to a percentage of his accrued benefit under the Program (including benefits accrued before January 1, 1984, and before the Program becomes top-heavy), determined under the following schedule:

       Years of Vesting Services       Nonforfeitable Percentage
       -------------------------       ------------------------
                  2                               20
                  3                               40
                  4                               60
                  5                               80
                  6 or more                      100


                  Notwithstanding the foregoing, the top-heavy vesting schedule described above shall not apply to the accrued benefit of any Participant who fails to complete an Hour of Service after the Program becomes a top-heavy plan.

                                                                             9-4


                  (B) CHANGE IN VESTING SCHEDULE. In the event that the Program ceases to be a top-heavy plan, then each Participant's interest in his accrued benefit under the Program shall vest in accordance with the following rules;

                           (1) Except as provided in paragraphs (2) and (3) below, the nonforfeitable percentage of a Participant's accrued benefit shall be determined under the terms of the Program without regard to the provisions of Section 9.03(a).

                           (2) If a Participant has 3 or more Years of Vesting Service, the nonforfeitable percentage of his accrued benefit shall be determined in accordance with the provisions of Section 9.03(a) or
         Section 9.03(b)(1), whichever produces the greater vested benefit. Provided, however, that such a Participant's nonforfeitable percentage shall not be greater than that which is determined under the Program without regard to the provisions of Section 9.03(a) unless under regulations or rulings interpreting Sections 411 and 416 of the Internal Revenue Code of 1986, such a Participant would otherwise have the right to an election described in Section 411(1)(10)(B) of such Code.

                           (3) In no event shall a change in the vesting schedule resulting from a change in the Program's top-heavy status reduce the nonforfeitable percentage of any Participant's accrued benefit (determined as of the date the change in the vesting schedule occurs).

                  9.04 MINIMUM BENEFITS.

                  (A) GENERAL RULE. If, with respect to any Program Year, the Program is deemed to be a top-heavy plan, then the accrued benefit of each Participant who is a non-key employee, when expressed as an annual retirement benefit, shall be at least 2 percent of the average of the Participant's compensation (as defined in Section 4.12(a)) for years in the "testing period", multiplied by his number of Years of Employer Service (but not more than 10 such years). For purposes of this Section, a Year of Employer Service shall not be taken into account if the Program was not a top-heavy plan for any Program Year ending during such Year of Employer Service, or if such Year of Employer Service was completed in a Program Year beginning before January 1, 1984.

                  (B) TESTING PERIOD. For purposes of Section 9.04(a), a Participant's "testing period" is the period of consecutive Years of Employer Service (not exceeding 5) during which the Participant had the greatest aggregate compensation from the Employer; provided, however, that a year shall not be included in the testing period if such year ends in a Program Year

                                                                             9-5


beginning before January 1, 1984, or such year begins after the close of the last Program Year in which the Program was a top-heavy plan.

                  (C) ANNUAL RETIREMENT BENEFIT. For purposes of Section 9.04(a), the term "annual retirement benefit" means a benefit payable annually in the form of a single life annuity (with no ancillary benefits) beginning at Normal Retirement Age. If the form of benefit is other than a single life annuity or the benefit commences at a date before or after attainment of Normal Retirement Age, each Participant who is a non-key employee must receive an amount that is the actuarial equivalent of the minimum single life annuity commencing at Normal Retirement Age. The minimum benefit described in Section 9.04(a) shall not be adjusted to take into consideration the availability of preretirement ancillary benefits under the Program.

                  (D) NONFORFEITABLE BENEFITS. The minimum benefits required under this Section shall vest in the same manner as any other benefits accrued under the Program, except that the minimum benefits shall not be subject to permanent suspension in accordance with the provisions of Section 4.13.

                  (E) NONDUPLICATION OF BENEFITS. If the Employer maintains a defined contribution program in addition to this Program, the Employer shall provide. non-key employees who participate in both programs with a minimum contribution under the defined contribution program in lieu of the minimum benefit described in Section 9.04(a). Such minimum contribution shall be the minimum amount required by regulations prescribed under ss.4I 6(c) and (f) of the Internal Revenue Code of 1986.

                  (F) LIMITATION ON MINIMUM BENEFIT. This Section sets forth the requirements imposed by ss.416(c) of the Internal Revenue Code of 1986 and the regulations prescribed thereunder and shall not be interpreted to impose any requirements other than, or provide any benefits greater than, those mandated by such provisions of law.

                  9.05 LIMITATION ON COMPENSATION. The limitation on Earnings in
Section 1.06 shall be applied in determining compensation under the Program.

                  9.06 LIMITS ON BENEFITS AND CONTRIBUTIONS.

                  (A) BASIC LIMITATION. If, with respect to any Program Year, the Program is deemed to be a top-heavy plan, then the limitation described in
Section 4.12(h), if it is otherwise applicable, shall be applied by substituting "1.0" for."1.25" wherever the latter appears in that Section.

                                                                             9-6


                  (B) EXCEPTION. Paragraph (a) shall not apply, however, if the Program is not a "super top-heavy plan" (as defined in paragraph (c)) and the Program provides each non-key employee with the additional minimum benefit described in paragraph (d).

                  (C) SUPER TOP-HEAVY PLAN. The Program shall constitute a "super top-heavy plan" unless the Program would not be a top heavy plan if "90 percent" were substituted for "60 percent" wherever the latter appears in Sections 9.01(a) and 9.02(b).

                  (D) ADDITIONAL MINIMUM BENEFIT. The requirements of this paragraph shall be satisfied if the Program would satisfy the minimum benefit provisions of Section 9.04 if "3 percent" were substituted for "2 percent" in paragraph (a) thereof, or, if an Employer is providing the minimum contribution under the defined contribution program in accordance with Section 9.04(e), such additional contributions are made to the defined contribution program as shall be required under regulations prescribed under ss.416(f) and (h)(2)(A) of the Internal Revenue Code of 1986.

                  (E) COORDINATION WITH SECTION 4.12. If the basic limitation described in paragraph (a) of this Section applies to the Program with respect to any Program Year, and the procedure is adopted to compute the denominator of the defined contribution program fraction in accordance with the transitional rule of Section 4.12(h)(3), then Section 4.12(h)(3)(i)(aa) shall be applied by substituting "$41,500" for "$51,875."

                                                                            10-1
                                   ARTICLE 10

                            RETIREE HEALTH BENEFITS


                  10.01 RETIREE HEALTH BENEFITS. This Article 10 is intended to provide for the pre-funding of certain retiree health benefits provided under the terms of the _______________________ (the "Retiree Health Program") with respect to Eligible Retirees and Eligible Dependents (as defined in Sections
10.02 and 10.03). Except to the extent that benefits provided through this
Article 10 have been previously paid under the Retiree Health Program through other contributions of the Employer or disbursements from a trust attributable to such contributions, it is intended that benefits provided to Eligible Retirees and Eligible Dependents under the terms of the Retiree Health Program shall be provided, first, by disbursement from such a trust or trusts, if any, attributable to Employer contributions, and, next, by disbursement of assets held in accordance with this Article 10 to the Claims Administrator under the Retiree Health Program (as defined in Section 10.08). Notwithstanding any provision of the Program to the contrary, this Article 10 is only intended to provide a source of payment for future benefits to which Eligible Retirees and Eligible Dependents may be entitled under the Retiree Health Program described in Section 10.07. Entitlement of any Eligible Retiree or Eligible Dependent to benefits hereunder is expressly limited to any such rights under the Retiree Health Program and is subject to any limitations, including rights reserved by the Employer to amend, terminate or otherwise change the Retiree Health Program. This Article 10 is intended to meet the requirements of Code Section 401(h) and shall be interpreted accordingly.

                  10.02 ELIGIBLE RETIREES, ELIGIBLE DEPENDENTS. The eligibility of former Employees of the Employer and the eligibility of their spouses and dependents to receive benefits under this Article 10 shall be determined solely in accordance with the terms and conditions of the Retiree Health Program, as amended from time to time. Each former Employee of the Employer who satisfies the requirements of the Retiree Health Program for entitlement for a retiree health benefit thereunder, who is eligible to receive retirement benefits under this Program and who is not excluded from the group of such former Employees for whom contributions will be made under the Trust as provided in Section 10.03 below shall be considered an "Eligible Retiree". Each spouse and dependent of such former Employee who satisfies the requirements of the Retiree Health Program for entitlement for a retiree health benefit thereunder, who is eligible to receive retirement benefits under this Program and who is not excluded from the group of such

                                                                            10-2


spouses and dependents for whom contributions will be made under the Trust as provided in Section 10.03 below shall be considered an "Eligible Dependent". Except as expressly provided to the contrary herein with respect to amounts actually disbursed under the Trust to or for the benefit of an Eligible Retiree or Eligible Dependent, neither such Eligible Retirees and Eligible Dependents, nor any medical care providers or assignees shall have any right, title or interest with respect to any assets of the Trust. All such Trust assets shall be held hereunder for the benefit of all Eligible Retirees and Eligible Dependents covered by the Retiree Health Program, and shall be available for disbursement in accordance with Sections 10.08 and 10.09 to or for the benefit of any Eligible Retirees or Eligible Dependents covered by the Retiree Health Program, except that benefits that are paid to a Key Employee (as defined in Code Section 401(h)) shall be limited to the amounts credited to the Key Employee's Account as established under Section 10.06. The entitlement of specific Employees, former Employees, spouses, dependents, medical providers or assignees (subject to Section 8.08, Code Section 401(a)(13) and ERISA Section 206(d)) to receive disbursements of assets held in the Trust shall be determined solely under the terms and conditions of the Retiree Health Program.

                  10.03 LIMITATIONS ON ELIGIBILITY. The benefits payable under this Article 10 shall not be utilized to provide benefits under the Retiree Health Program for the following groups of otherwise Eligible Retirees and Eligible Dependents:

         Check as many boxes as are applicable:

                  [ ] (i)  Each Employee who is categorized as a Key
         Employee as such term is defined in Code Section 401(h) and the spouse and dependents of such person.

                  [ ](ii) Each Employee who is a member of a collective bargaining unit and the spouse and dependents of such person.

                  [ ](iii) Each person who ____________________ and the spouse and dependents of such person.

                  10.04 NO EMPLOYEE CONTRIBUTIONS. Eligible Retirees and their Eligible Dependents may be required to pay a portion or all of the cost of the coverages provided under the Retiree Health Program. Any such contributions by Eligible Retirees or Eligible Dependents shall be made and applied to provide benefits solely in the manner required by the terms and conditions of such Retiree Health Program. No Eligible Retirees or Eligible Dependents shall be permitted to make contributions hereunder. The foregoing limitation shall not prevent the

                                                                            10-3

Trustee or the Committee from seeking to recover from any person amounts paid from the Trust in error or amounts which any such person may owe to the Trust under principles of subrogation.

                  10.05 EMPLOYER CONTRIBUTIONS. Each year the Employer shall make a contribution to the Trust in an amount determined by the Employer on the advice of a qualified actuary. The amount contributed each year by an Employer shall be determined in accordance with the following rules:

                  (A) ACTUARIAL DETERMINATION OF CONTRIBUTION LIMITS. The amount of such contribution shall be determined pursuant to a written report prepared by a qualified actuary retained for this purpose. The amount so determined for any Program Year shall be reasonable and ascertainable as required by Code Section 401(h) and shall not exceed the amount of the maximum deduction which the Employer is entitled to receive for such contribution for the Program Year to which such contribution relates as determined by such actuary;

                  (B) COORDINATION OF ACTUARIAL FUNDING WITH FUNDING UNDER OTHER PROGRAMS. In determining the actuarial cost of future retiree health benefits in accordance with (a) above, the actuary shall coordinate such determination with the actuary or actuaries performing similar determinations under any voluntary employees' beneficiary association trusts qualified under Code Section 501(c)(9) or other funding vehicles (in accordance with the coordination method described in Section 10.01) to which contributions have been made or are to be made by the Employer for the benefit of Eligible Retirees or Eligible Dependents with respect, to benefits they are or may become entitled to under the Retiree Health Program. The Employer shall notify the Committee and the actuary performing the calculation described in (a) above of any such parallel funding arrangements. Unless so notified, the Committee and such actuary shall assume that no such other funding arrangements have been utilized by the Employer with respect to Eligible Retirees or Eligible Dependents;

                  (C) SUBORDINATION OF BENEFITS UNDER RETIREE HEALTH PROGRAM. Retiree Health Program benefits are intended to be subordinate to the Program's retirement benefits. Accordingly, the aggregate actual contributions to the Program made after ____________________ for the purpose of providing Retiree Health Program benefits (when added to actual contributions, if any, for life insurance protection under the Program) shall not exceed 25 percent of the total actual contributions to the Program since _________________, including the aforementioned contributions and contributions for retirement or survivors' benefits (other than contributions to fund past service credits) after the date on which this Article 10 originally became effective. The

                                                                            10-4


term "life insurance protection" as used in the prior sentence shall not include any Program provision for a survivor's benefit where the present value of the survivor's benefit does not exceed the present value of the accrued benefit of the Employee to which the survivor's benefit relates. For purposes of applying this limitation, the Employer and the Committee may conclusively rely on an actuarial certification prepared by the Program's enrolled actuary demonstrating compliance. If any amounts are inadvertently or negligently contributed to the Retiree Health Program in excess of the limitation imposed by this Subsection, such excess allocation shall be considered to have been contributed to the Retiree Health Program by mistake and in violation of this limit and shall be withdrawn from that Fund promptly and returned to the Employer to the extent permitted by ERISA, with the remainder, if any, applied to provide retirement benefits then payable under the Program;

                  (D) DEDUCTIBILITY. Neither the Association nor the Committee makes any representations regarding the deductibility of any contribution made in accordance with this Article 10;

                  (E) CONTRIBUTION DEADLINE. All contributions with respect to a Program Year shall be made by payment of such amount to the Trustee no later than the time for filing the Employer's federal income tax return for the Program Year to which such contributions relate, provided that any such contributions made after the end of a fiscal year of the Employer which are made before the due date for its federal income tax return shall be deemed made during such earlier fiscal year if they are designated by the Employer as having been made for that fiscal year;

                  (F) No INDIVIDUAL EMPLOYEE ENTITLEMENT TO SPECIFIC TRUST ASSETS. Although contributions of an Employer may be calculated with reference to specific Employees or groups of Employees, neither the Committee nor the Trustee shall maintain account records in the name of individual Employees nor earmark any Employee's interest hereunder until the time arrives for payment of benefits hereunder by the Trustee or by a Claims Administrator or other entity receiving Trust assets from the Trustee for the purposes of making benefit payments hereunder except as required by Section 10.05(g) below;

                  (G)      KEY EMPLOYEES. Notwithstanding the provisions of
Section 10.05(f) above, contributions which may be used to provide benefits for Key Employees or their Eligible Dependents shall be accompanied by detailed calculations which reflect the portion of such contributions which are intended to provide for the payment of benefits with respect to

                                                                            10-5


Employees who constitute "Key Employees" for purposes of Code Section 401(h), and which contributions shall be reflected by Key Employee accounts described in
Section 10.06 below.

                   Employer contributions for Retiree Health Program benefits shall be designated as being made for the Retiree Health Program at the time they are made and shall be credited to the Retiree Health Program fund described in Section 10.07. In determining how much may be deducted for contributions to the Program to provide Retiree Health Program benefits, the Program's enrolled actuary may take into account reasonably projected increases in health care costs due to inflation and other factors. Lump sum contributions may be made by the Employer to satisfy past service costs or experience losses of the Retiree Health Program without the need for amortization. In determining the amount of Employer contributions necessary to fund Retiree Health Program benefits, the Program's enrolled actuary shall reduce the contributions that would otherwise be required for any period by the full amount (i.e., without amortization) then credited to the Retiree Health Program which, during the period in question, has become unneeded for paying Retiree Health Program benefits for any reason, including but not limited to termination of employment, death and any other such event, determined in a reasonable manner selected by the actuary.

                  10.06 KEY EMPLOYEE ACCOUNTS. In order to comply with the requirements of Code Sections 415 and 419A, whenever the Committee is informed that a Key Employee within the meaning of Code Section 401(h) is or may be an Eligible Retiree, the Committee shall establish a separate bookkeeping Account in the name of such Key Employee. Such bookkeeping account is solely intended to permit the preservation of records necessary to assure compliance with Code
Section 415 in the event such Key Employee or his or her spouse and dependents actually receive benefits hereunder. It is in no way intended that the maintenance of such accounts shall create in such Key Employee a vested interest in any portion of the Trust Fund prior to actual payment of benefits hereunder to such Key Employee or his or her Eligible Dependents.

                  10.07 RETIREE HEALTH PROGRAM FUND. A separate account (the "Retiree Health Program Fund") shall be maintained on the books of the Program to reflect assets held to fund benefits payable under this Article 10. For all investment purposes, however, the assets attributable to the Retiree Health Program Fund may be commingled with other Program assets. The Retiree Health Program Fund shall be credited with future Employer contributions specifically designated as being made to the Program for the purpose of funding Retiree Health

                                                                            10-6


Program benefits under this Section and all contributions made hereunder to the Retiree Health Program by or on behalf of Eligible Retirees and their Eligible Dependents and the gains and losses credited on the foregoing amounts under a reasonable investment accounting system established by the Committee. Benefits payable in accordance with this Article 10 shall be payable only from the amounts credited to the Retiree Health Program Fund, which shall be debited to reflect such payments. Administrative expenses attributable to the Retiree Health Program which are not directly paid by the Employer may be paid out of the Retiree Health Program Fund. Thus, the assets of the Program (other than those credited to the Retiree Health Program Fund) shall be used solely for paying retirement benefits and the administrative expenses incurred in connection with providing such benefits.

                  10.08 DISTRIBUTION DIRECTIONS FROM RETIREE HEALTH PROGRAM PLAN ADMINISTRATOR. It shall be the responsibility of the Plan Administrator of the Retiree Health Program to direct the Committee with respect to all distributions of Trust assets held on behalf of such Retiree Health Program. Pursuant to such Retiree Health Program, a "Claims Administrator" may be authorized to give such instructions to the Committee or to receive such disbursements, provided that the Committee is supplied with satisfactory evidence of delegation of such authority. In connection with such distributions, it shall be the responsibility of the Retiree Health Program Plan Administrator to prepare and file with the Committee in advance of any distribution of Program benefits, a certification regarding its determination that such distributions satisfy the requirements of the Retiree Health Program and of this Program. In addition, no less frequently than once each year or at such other times as the Committee shall reasonably request, the Retiree Health Program Plan Administrator shall prepare and file with the Committee a list of all distributions requested with respect to Eligible Retirees and Eligible Dependents and such other information as may be required by the Committee.

                  10.09 DISTRIBUTION INSTRUCTIONS TO TRUSTEE. Upon receipt of proper directions from a Retiree Health Program Plan Administrator to cause distributions to be made hereunder, the Committee shall notify the Trustee of the amounts to be disbursed, the identity of the payee of each such payment and of all other information which the Committee deems advisable or the Trustee may reasonably require. If benefit payments to Eligible Retirees and Eligible Dependents under the Retiree Health Program are actually made by a Claims Administrator pursuant to an agreement with the Employer or an appropriate representative of the Retiree Health Program which is satisfactory to the Committee, the Committee may direct the Trustee to

                                                                            10-7


disburse Trust assets to such Claims Administrator for disbursement of such Trust assets to provide benefits. In making such directions to the Trustee, the Committee may rely upon any instructions from such Claims Administrator which the Committee reasonably believes to be authentic based upon documents or notifications previously received from the Retiree Health Program Plan Administrator or the Employer regarding the identity and authority of such Claims Administrator. A Plan described in Section 1.16, including the Employer or an affiliate of the Employer, serving as a Claims Administrator, Insurer or Health Maintenance Organization may act as a disbursing agent for the Trustee pursuant to this Section 10.09, to the extent permitted by Sections 408(b)(2) or 408(b)(5) of ERISA, by Prohibited Transaction Class Exemption 79-41 or by administrative exemptions issued pursuant to Section 408(a) of ERISA or to the extent that the Committee is otherwise satisfied that such actions are not inconsistent with the requirements of ERISA.

                  10.10 NO VESTING IN TRUST ASSETS PRIOR TO ACTUAL DISTRIBUTION. No Eligible Retiree or Eligible Dependent shall have any vested interest in assets held on behalf of a Retiree Health Program under the Trust until such assets have been disbursed to or on behalf of such Eligible Retiree or Eligible Dependent by the Trustee, a Claims Administrator or other similar entity in accordance with this Article 10. Benefits payable or which may become payable in accordance with this Article 10 shall not be deemed for any reason to be a part of any accrued benefit under this Program, nor shall such benefits be entitled to the protections of Code Section 411(d)(6) or of any other statute. The Employer expressly reserves the right prospectively or retroactively to change, reduce or eliminate the benefits provided under the Retiree Health Program at any time and in any fashion. No person may rely on the future continuation of Retiree Health Program benefits since the Employer has expressly reserved the right to change or reduce benefits or terminate the Program at any time. Whether or not the Employer formally eliminates or reduces Retiree Health Program benefits, such benefits shall only be provided to the extent they can be paid from assets then credited to the Retiree Health Program and the Employer shall have no obligation to contribute additional amounts to fund such benefits.

                  10.11 TERMINATION OF RETIREE HEALTH PROGRAM. If the Retiree Health Program is ever terminated (even though the Program continues in existence) or if the Program in its entirety (including the Retiree Health Program) is ever terminated, after the payment of or provision for all medical benefits promised under the Retiree Health Program for expenses incurred prior to such termination, any surplus remaining in the Retiree Health Program shall be


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                                                                            10-8


returned to the Employer (even if only the Retiree Health Program has been terminated), to the extent required by Internal Revenue Code Section 401(h) and to the extent permitted by ERISA.

                  10.12 ADMINISTRATION. The Retiree Health Program shall be administered in accordance with its terms except to the extent the Committee or the Employer has expressly been given administrative powers or duties under this Section. The Employer or the Committee may delegate any such powers or duties to their counterparts under the Retiree Health Program.

                  10.13 INCONSISTENT PROGRAM PROVISIONS. This Article 10 shall supersede any previously adopted inconsistent provisions of the Retiree Health Program, the Program and the Trust Agreement. Specifically, but without limiting the generality of the foregoing, the Retiree Health Program is hereby amended to provide that the Employer shall not pay benefits or expenses which are paid for under this Article 10. Except as provided in this Section 10.13, all other provisions of the Retiree Health Program, the Program and the Trust Agreement shall apply with respect to this Article 10.

                  10.14 PROHIBITION ON DIVERSION. It shall be impossible, at anytime prior to the satisfaction of all liabilities under this Article 10 to provide the benefits set forth in Section 10.01, for any part of the corpus or income of the separate account described in Section 10.07 to be used for, or diverted to, any purpose other than the providing of such benefits.

                  10.15 NONDISCRIMINATION. In accordance with Treasury Regulation ss. 1.401- 14(b)(2), benefits under the Retiree Health Program which are provided under this Article 10 shall not discriminate in favor of persons who are highly compensated employees as defined in Code Section 414(q) or their spouses or dependents. Benefits which are provided under the Retiree Health Program, but which are not provided under this Article 10, shall not be subject to this requirement.